February 13, 1996

Office of Insurance Products
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:      Phoenix Home Life Mutual Insurance Company
         Phoenix Home Life Variable Universal Life Account
         Form S-6 Registration Statement
         Post-Effective Amendment No. 12
         Rule 485(a) Filing VIA EDGAR

To the Commission Staff:

You will shortly receive one hard copy of the above-captioned post-effective amendment, which was filed today. It will be marked to show changes from Post-Effective Amendment No. 10, Amendment No. 11 having been withdrawn.

This filing contains an additional Policy, Flex Edge Success, and an additional Prospectus. Flex Edge Success will replace, and is an enhanced version of, Flex Edge, a current policy. Phoenix Home Life Mutual Insurance Company (the "Company") wishes to begin sales of Flex Edge Success on May 1, 1996, subject to this amendment's becoming effective and to state regulatory clearances. Following a short transition period, the Company will discontinue sales of Flex Edge, although it will continue to accept premium payments on existing Flex Edge policies.

Flex Edge has been included in this registration statement since 1988. As an enhanced version of that policy, Flex Edge Success is being filed within the same registration statement in reliance on the Staff's comment regarding policy enhancements in its November 1995 Generic Comment Letter.

The Company covers its currently offered single life variable policy in the same Prospectus as Joint Edge, its multi-life variable policy. Therefore, the current Prospectus covers Flex Edge and Joint Edge. As Flex Edge Success will replace Flex Edge, the current post-effective amendment combines in one Prospectus the descriptions of Joint Edge and Flex Edge Success. Flex Edge will be covered in a second Prospectus, also filed in this amendment. That Prospectus will soon be made available only to existing policyholders, as it will not be needed for new policy sales.

The new Policy's design and load structure encourages policyholders to maintain their policies for long periods of time. It has more features and options than the old Policy. Charges are somewhat higher in the early years and lower thereafter, the combined effect of which eventually produces higher cash values and higher death benefits. The new Policy has the same cost of insurance charge guarantees as the old Policy, and an improved death benefit option. A detailed discussion follows.

1. Sales Load; 6e-3(T) Testing

For Flex Edge Success: The contingent deferred sales charge is equal to 75% of one guideline premium in Policy Years one through five.In the sixth through eighth Policy Years, it decreases by 0.75% per month to 48% of one guideline annual premium. In the ninth and tenth Policy Years, it decreases by 2% per month to zero at the end of the tenth Policy Year. In addition, the contingent deferred sales charge for Flex Edge Success is capped in the first two Policy Years at 28.5% of premiums paid up to one guideline annual premium, plus 8.5% of premiums paid between one and two guideline annual premiums, plus 7.5% of premiums paid in excess of two guideline annual premiums.

For Flex Edge: The contingent deferred sales charge is equal to 50% of one guideline premium in Policy Years one through five. In the sixth and seventh Policy Years it decreases by .5% per month to 38% of one guideline annual premium. In the eighth and ninth Policy Years it decreases by .76% per month to 19.76% of one guideline annual premium. In the tenth Policy Year it decreases by one-twelfth of 19.76% each month to zero at the end of the tenth Policy Year. In addition, the contingent deferred sales charge for Flex Edge is capped in the first two Policy Years at 30% of premiums paid up to one guideline annual premium, plus 10% of premiums paid between one and two guideline annual premiums, plus 9% of premiums paid in excess of two guideline annual premiums.

DAC Tax Premium Charge - Flex Edge Success Only: There is a deduction from premiums of 1.5% for the DAC Tax. This deduction, for the purpose of testing compliance with Rule 6e-3(T)(b)(13)(i)(A) and 6e-3(T)(b)(13)(v)(A), is considered "sales load" and no exemptive application for the DAC Tax is considered necessary.

2. Mortality and Expense Risk Charges

In both Flex Edge and Flex Edge Success, the annualized mortality and expense risk charge during the first fifteen Policy Years is .80%. After the fifteenth Policy Year, the charge drops in Flex Edge Success to .25%, whereas it remains
 .80% in Flex Edge.

3. Other Aspects of Charges

For Flex Edge Success, the Company will assess a uniform state premium tax load rather than, as in Flex Edge, vary by state of issuance. Net policy loan rates are lower in Flex Edge by 1/2% per year after 15 Policy Years.

Administrative charges are slightly, but not materially, different for Flex Edge Success. All administrative charges go only to recover the Company's costs.

4. Improved Flex Edge Success Policy Features (Compared to Flex Edge) Apart from Charges

         a. Lifetime Option 2 Death Benefit: In Flex Edge, the Option 2 Death Benefit (face amount plus cash value) only applies to age 65, then reverts to Option 1 (face amount only). In Flex Edge Success, the Option 2 Death Benefit is a lifetime benefit. This change allows greater death benefit protection after age 65, and is consistent with the way many other companies' Option 2 death benefit operates.

         b. Elimination of Maturity Date: In Flex Edge, the policy "matures" when the insured reaches age 95, requiring the payment of the policy value to the owner, a taxable event. In Flex Edge Success, there is no maturity date, giving the owner the opportunity to continue the policy until the death of the insured, although premiums need not be paid beyond the insured's 100th birthday.

         c. Preferred Risk Class: For underwriting purposes, a new "top of the line" risk class has been created for Flex Edge Success, allowing lower cost of insurance rates where the insured qualifies as a Preferred Risk. This new underwriting class is appropriate for the best risks. The Company believes it has been increasingly used by insurers in recent years.

         d. Cash Value Accumulation Test Rider: This optional rider, available in Flex Edge Success and not in Flex Edge, allows the policyholder to pay more premiums in the early Policy Years and provides a higher minimum death benefit per dollar of account value.

In view of the foregoing, the two prospectuses have been filed as part of a single registration statement under Rule 485(a), with a requested effective date of May 1, 1996. A Rule 485(b) filing adding year-end 1995 financial statements, financial data schedules and other matters permitted to be filed under Rule 485(b) will be filed in April 1996 for concurrent effectiveness with the present post-effective amendment.

If you have any questions, please contact the undersigned at (860)275-5788 or the Company's Washington counsel, James Bernstein of Jorden Burt Berenson & Johnson LLP, at (202)965-8175.

Sincerely,

/s/Richard J. Wirth
--------------------

Richard J. Wirth, Counsel

    As filed with the Securities and Exchange Commission on February 13, 1996
                                                       Registration No. 33-23251
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                         Post-Effective Amendment No. 12

                                       to
                                    FORM S-6
                                 --------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                     OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8 B-2
                                 --------------
                    Phoenix Home Life Variable Universal Life Account
                              (Exact Name of Trust)

                   Phoenix Home Life Mutual Insurance Company
                               (Name of Depositor)
                                 --------------
                                One American Row
                           Hartford, Connecticut 06115
          (Complete address of Depositor's principal executive offices)

                             Dona D. Young, Esquire
                      Executive Vice President and General Counsel
                   Phoenix Home Life Mutual Insurance Company
                                One American Row
                           Hartford, Connecticut 06115
                (Name and complete address of agent for service)
                                 --------------
                                   Copies to:


         Michael Berenson, Esq.                 Richard J. Wirth, Esq.
   Jorden Burt Berenson & Johnson, LLP                  Counsel
     1025 Thomas Jefferson St. N.W.   Phoenix Home Life Mutual Insurance Company
             Suite 400 East                        One American Row
       Washington, D.C. 20007-0805            Hartford, Connecticut 06115


                                 --------------
                       Declaration Required By Rule 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has chosen to register an indefinite amount of securities being offered. On February 28, 1995, the Registrant filed its Rule 24f-2 Notice for the Registrant's 1994 fiscal year. Form 24f-2 will be filed by February 29, 1996 for Registrant's fiscal year ended December 31, 1995.


                           --------------


        It is proposed that this filing will become effective:
          [ ] immediately upon filing pursuant to paragraph (b);
          [ ] on        pursuant to paragraph (b);
          [ ] 60 days after filing pursuant to paragraph (a)(i); or
          [X] on May 1, 1996 pursuant to paragraph (a)(i) of Rule 485.
          [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.
                           --------------
Registrant is relying on the exemptive relief provided by Rule 6e-3(T) under the Investment Company Act of 1940 and elects to be governed by subparagraph
(b)(13)(i)(A) of that Rule.
--------------------------------------------------------------------------------

                      CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

N-8B-2 Item                           Caption in Prospectus

    1          The VUL Account
    2          Phoenix Home Life Mutual Insurance Company
    3          Not Applicable
    4          Sales of Policies
    5          The VUL Account
    6          The VUL Account
    7          Not Applicable
    8          Not Applicable
    9          Legal Proceedings
   10          The Policy
   11          Investments of the VUL Account
   12          Investments of the VUL Account
   13          Charges and Deductions; Investments of the VUL Account
   14          Premium Payment; Allocation of Issue Premium; Right to Cancel
               Period
   15          Allocation of Issue Premium; Transfer of Policy Value
   16          Investments of the VUL Account
   17          Surrenders
   18          Allocation of Issue Premium; Transfer of Policy Value;
               Reinvestment and Redemption
   19          Voting Rights; Reports
   20          Not Applicable
   21          Policy Loans
   22          Not Applicable
   23          Safekeeping of the VUL Account's Assets
   24          Not Applicable
   25          Phoenix Home Life Mutual Insurance Company
   26          Charges and Other Deductions; Investments of the VUL Account
   27          Phoenix Home Life Mutual Insurance Company
   28          Phoenix Home Life Mutual Insurance Company; The Directors and
               Executive Officers of Phoenix Home Life
   29          Not Applicable
   30          Not Applicable
   31          Not Applicable
   32          Not Applicable
   33          Not Applicable
   34          Not Applicable
   35          Phoenix Home Life Mutual Insurance Company
   36          Not Applicable
   37          Not Applicable
   38          Sales of Policies
   39          Sales of Policies
   40          Not Applicable
   41          Sales of Policies
   42          Not Applicable
   43          Not Applicable
   44          Determination of Sub-Account Values
   45          Not Applicable
   46          Determination of Sub-Account Values
   47          Allocation of Issue Premium; Determination of Sub-Account Values
   48          Not Applicable
   49          Not Applicable
   50          Not Applicable

N-8B-2 Item                      Caption in Prospectus

   51          Phoenix Home Life Mutual Insurance Company; The Policy; Charges
               and Deductions
   52          Investments of the VUL Account
   53          Federal Tax Considerations
   54          Not Applicable
   55          Not Applicable
   56          Not Applicable
   57          Not Applicable
   58          Not Applicable
   59          Not Applicable

Single Life Policies and the features available under these Policies may not yet be available in your state. Please contact your Registered Representative.

                                                                       Version A
                         VARIABLE LIFE INSURANCE POLICY
             Issued By: Phoenix Home Life Mutual Insurance Company
                               101 Munson Street
                                  P.O. Box 810
                      Greenfield, Massachusetts 01302-0810
                           Telephone: (800) 892-4885
                                   PROSPECTUS

                                  May 1, 1996

  This prospectus describes Flexible Premium Variable Life Insurance Policies (the "Policies"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). An applicant chooses the amount of Issue Premium desired and it is then shown in the Policy. Generally, the minimum Issue Premium Phoenix Home Life will accept is the greater of $50 or 1/6 of the Planned Annual Premium. Phoenix Home Life may in some cases accept less than that amount. The amount and payment frequency of planned premiums are as shown in the Policy. If too much is paid in premium in the early Policy Years, the Policy could become a "modified endowment contract". This would cause loans and other amounts received under the Policy to be subject to tax and/or penalties. Currently, Phoenix Home Life notifies a Policyowner when a Policy becomes a modified endowment contract.

  Premium payments are allocated to one or more of the sub-accounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. The VUL Account is divided into Sub-accounts, each of which invests in a corresponding series of The Phoenix Edge Series Fund or Wanger Advisor's Trust (the "Funds"). For certain Policyowners, the Issue Premium is first allocated to the Money Market Sub-account before being allocated according to the instructions in the application.


  There is no guaranteed minimum Policy Value except for that portion of Policy Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Policy Value not invested in the GIA will vary to reflect the investment experience of the Sub-accounts of the VUL Account to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The death benefit under the Policy equals the Policy's face amount on the date of the Insured's death or, if greater, the Policy Value on the date of death increased by the applicable percentage set forth in the Policy. Other death benefit options are also available.

  A Policyowner may cancel the Policy within 10 days (or longer in some states), after the Policyowner receives it or 10 days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

  It may not be advantageous to purchase a Policy as a replacement for your current life insurance or to supplement an existing life insurance policy.


  This prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This prospectus and the prospectuses for the Funds should be read and retained for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                           Page
-------------------------------------------------
VARIABLE LIFE INSURANCE POLICY                   1
TABLE OF CONTENTS                                2
FINANCIAL HIGHLIGHTS                             3
SPECIAL TERMS                                    7
SUMMARY                                          8
PHOENIX HOME LIFE AND THE VARIABLE ACCOUNT      10
 Phoenix Home Life Mutual Insurance Company     10
 The VUL Account                                10
 The Guaranteed Interest Account                10
THE POLICY                                      11
 Introduction                                   11
 Eligible Purchasers                            11
 Premium Payment                                11
 Allocation of Issue Premium                    12
 Right to Cancel Period                         12
 Temporary Insurance Coverage                   12
 Transfer of Policy Value                       12
 Determination of Sub-account Values            13
 Death Benefit                                  13
 Surrenders                                     14
 Policy Loans                                   14
 Lapse                                          15
 Payment of Premiums During Period of
  Disability                                    16
 Additional Insurance Options                   16
 Additional Rider Benefits                      16
INVESTMENTS OF THE VUL ACCOUNT                  17
 Participating Mutual Fund                      17
 Investment Adviser to The Phoenix Edge Series
  Fund                                          18
 Investment Adviser to The Wanger Advisors
  Trust                                         18
 Reinvestment and Redemption                    18
 Substitution of Investments                    18
 Performance History                            19
CHARGES AND DEDUCTIONS                          20
 Monthly Deduction                              20
 Premium Taxes                                  21
 Federal Tax Charge                             21
 Mortality and Expense Risk Charge              21
 Investment Management Charge                   21
 Other Charges                                  21
GENERAL PROVISIONS                              23
 Postponement of Payments                       23
 Payment by Check                               23
 The Contract                                   23
 Suicide                                        23
 Incontestability                               23
 Change of Owner or Beneficiary                 23
 Assignment                                     23
 Misstatement of Age or Sex                     23
 Surplus                                        23


                                            Page
-------------------------------------------------
PAYMENT OF PROCEEDS                             23
 Surrender and Death Benefit Proceeds           23
 Payment Options                                24
FEDERAL TAX CONSIDERATIONS                      24
 Introduction                                   24
 Phoenix Home Life's Tax Status                 25
 Policy Proceeds                                25
 Other Taxes                                    26
 Modified Endowment Contracts                   26
 Limitations on Unreasonable Mortality
    and Expense Charges                         26
 Qualified Plans                                26
 Diversification Standards                      27
 Change of Ownership or Insured or Assignment   27
VOTING RIGHTS                                   27
 The Fund                                       27
 Phoenix Home Life                              27
THE DIRECTORS AND EXECUTIVE OFFICERS
 OF PHOENIX HOME LIFE                           28
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS         29
SALES OF POLICIES                               29
STATE REGULATION                                29
REPORTS                                         29
LEGAL PROCEEDINGS                               29
LEGAL MATTERS                                   29
REGISTRATION STATEMENT                          29
FINANCIAL STATEMENTS                            29
APPENDIX A                                      32
APPENDIX B                                      33




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

  Following are the unaudited Financial Highlights for the periods indicated:


                                              Money Market Sub-account
                                           ------------------------------------

Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................


                                               Growth Sub-account
                                           ------------------------------------

Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss).
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                  Bond Sub-account
                                           ------------------------------------

Net asset value, beginning of period .....
Income from investment operations
 Net investment income ...................
 Net realized and unrealized gain (loss) .
  Total from investment operations .......
Change in net asset value ................
Net   asset   value,   end  of period ....           [To be filed by amendment]
Total return .............................
Ratios/supplemental data:
Net  assets, end of period (000) .........
Ratio to  average  net  assets of:
 Total expenses ..........................
 Net investment income ...................
Portfolio turnover .......................

                                              Total Return Sub-account
                                           ------------------------------------

Net asset value, beginning of period .....
Income from investment operations
 Net investment income ...................
 Net realized and unrealized gain (loss) .
  Total from investment operations .......
Change in net asset value ................
Net   asset   value,   end  of period ....           [To be filed by amendment]
Total return .............................
Ratios/supplemental data:
Net  assets, end of period (000) .........
Ratio to  average  net  assets of:
 Total expenses ..........................
 Net investment income ...................
Portfolio turnover .......................

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                International Sub-account
                                           ------------------------------------

Net asset value, beginning of period .....
Income from investment operations
 Net investment income ...................
 Net realized and unrealized gain (loss) .
  Total from investment operations .......
Change in net asset value ................
Net   asset   value,   end  of period ....           [To be filed by amendment]
Total return .............................
Ratios/supplemental data:
Net  assets, end of period (000) .........
Ratio to  average  net  assets of:
 Total expenses ..........................
 Net investment income ...................
Portfolio turnover .......................

                                                     Balanced Sub-account
                                           ------------------------------------

Net asset value, beginning of period .....
Income from investment operations
 Net investment income ...................
 Net realized and unrealized gain (loss) .
  Total from investment operations .......
Change in net asset value ................
Net   asset   value,   end  of period ....           [To be filed by amendment]
Total return .............................
Ratios/supplemental data:
Net  assets, end of period (000) .........
Ratio to  average  net  assets of:
 Total expenses ..........................
 Net investment income ...................
Portfolio turnover .......................

(1) Annualized

                            FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

                                                       Real Estate Sub-account
                                           ------------------------------------

Net asset value, beginning of period .....
Income from investment operations
 Net investment income ...................
 Net realized and unrealized gain (loss) .
  Total from investment operations .......
Change in net asset value ................
Net   asset   value,   end  of period ....           [To be filed by amendment]
Total return .............................
Ratios/supplemental data:
Net  assets, end of period (000) .........
Ratio to  average  net  assets of:
 Total expenses ..........................
 Net investment income ...................
Portfolio turnover .......................

(1) Annualized






                    STRATEGIC THEME SUB-ACCOUNT
                   WANGER U.S. SMALL CAP SUB-ACCOUNT
              WANGER INTERNATIONAL SMALL CAP SUB-ACCOUNT


 These Sub-accounts commenced operations as of the date of this prospectus;
      accordingly, financials for these Sub-accounts are not yet available.

SPECIAL TERMS

 As used in this Prospectus, the following terms have the indicated meanings:

Attained Age: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

Beneficiary: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

Cash Surrender Value: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

Death Benefit Guarantee: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

Debt: Outstanding loans against a Policy, plus accrued interest.

General Account: The general asset account of Phoenix Home Life.


Guaranteed Interest Account (GIA): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest may also be credited, in the sole discretion of Phoenix Home Life.

In Force: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.


Insured: The person upon whose life the Policy is issued.

In Writing (Written Request): In a written form satisfactory to Phoenix Home Life and delivered to Variable and Universal Life Administration.


Issue Premium: The premium payment made in connection with the issue of the Policy.

Minimum Required Premium: The required premium as specified in the Policy. An increase or decrease in the face amount of the policy will change the Minimum Required Premium amount.

Monthly Calculation Day: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

Multiple Life Policy: A Policy under which the number of Insureds is greater than one (1) but no more than five (5), and under which the death benefit is paid upon the death of the first insured to die.


Payment Date: The Valuation Date on which a premium payment or loan repayment is received at Phoenix Home Life, unless it is received after the close of the New York Stock Exchange, in which case it will be the next Valuation Date.

Phoenix Home Life: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

Planned Annual Premium: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum premium required for the face amount of insurance selected and must be no greater than the maximum premium allowed for the face amount selected.

Policy Anniversary: Each anniversary of the Policy Date.

Policy Date: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which Policy Years and Policy Anniversaries are measured.

Policy Month: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

Policyowner (Owner): The owner of a Policy.

Policy Value: The sum of a Policy's share in the values of each Sub-account of the VUL Account plus the Policy's share in the values of the Guaranteed Interest Account.

Policy Year: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy anniversary. Each succeeding Policy Year is the one-year period from the Policy anniversary up to but not including the next Policy Anniversary.

Proportionate: Amounts allocated to Sub-accounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Sub-accounts so that such shares maintain the same ratio to each other before and after the allocation.

Single Life Policy: A Policy that covers the life of one (1) Insured.

Sub-accounts: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.

Unit: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Sub-account will reflect the investment performance of that Sub-account and will vary in dollar amount.

Valuation Date: For any Sub-account, each date on which the net asset value of the Fund is determined.

Valuation Period: For any Sub-account, the period in days from the end of one Valuation Date through the next.

Variable and Universal Life Administration: Variable and Universal Life Administration Division of Phoenix Home Life Mutual Insurance Company.

VUL Account: Phoenix Home Life Variable Universal Life Account.

SUMMARY


1. What is the Difference Between the Policy and a Conventional Fixed Benefit Life Insurance Policy?

  Like conventional fixed-benefit life insurance, so long as the Policy remains In Force, the Policy will provide for: (1) the payment of a death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of cash value; and
(3) surrender rights and Policy loan privileges.

  The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate premiums to one or more Sub-accounts of the VUL Account or to the Guaranteed Interest Account. Each Sub-account invests exclusively in a designated portfolio of the Fund. Also, under the Policy, the Policy Value invested in the VUL Account is not guaranteed and may increase or decrease depending upon the investment experience of the Sub-accounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

  In addition, unlike conventional fixed benefit life insurance, a Policyowner also has the flexibility to make additional premium payments and to thereby adjust the Policy Value. However, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain In Force. Generally, lapse will occur when the Cash Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."

  If a Whole Life Exchange Option Rider is attached to the Policy, the Policy may be exchanged for a fixed-benefit whole life policy. (See "Additional Rider Benefits").


2. Is There a Guaranteed Account Option?

Yes. A Policyowner may elect to have premium payments allocated to the Guaranteed Interest Account. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix Home Life may also, in its sole discretion, credit excess interest. (See Appendix A)


3. What Is the Death Benefit under the Policy?


  The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates an Issue Premium. The Policy indicates the face amount of insurance. The death benefit will equal the face amount on the date of the Insured's death or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. If the increased death benefit option is selected, the death benefit will equal the face amount on the date of the Insured's death plus the Policy Value or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Guaranteed death benefit and living benefits riders are also available. See "Death Benefit."



4. How Long Will the Policy Remain In Force?


  The Policy will only lapse when the Cash Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions -- Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the Policy differs in two important respects from a conventional life insurance Policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any pre-specified amount does not guarantee that the Policy will remain In Force. A rider is available to ensure that premium payments will continue during a period of disability.



5. What Charges are There in Connection With the Policy?


  Monthly Deduction: A deduction is made each Policy Month from the Policy Value (excluding the value of the loaned portion of the Guaranteed Interest Account) to pay the cost of insurance provided under the Policy; the cost of any rider benefits provided; any unpaid balance of the Issue Expense Charge; and an administrative charge as shown on the schedule page of the Policy. The administrative charge may vary but in no event will it exceed $10 per month. Currently, the administrative charge is $5.00 per month. The administrative charge is set at a level designed to recover actual costs and is not designed to result in any profit to Phoenix Home Life. See "Charges and Deductions."


  Other Charges: A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender. A partial surrender charge equal to a pro-rata portion of the applicable surrender charge that would apply to a full surrender, determined by applying a formula, is also assessed against the VUL Account Sub-accounts or the Guaranteed Interest Account when a partial surrender is made.

  No charges are currently made from the VUL Account or the Guaranteed Interest Account for federal or state income taxes. If Phoenix Home Life determines that such taxes may be imposed, it may make deductions from the VUL Account to pay these taxes.


  Phoenix Home Life charges each Sub-account of the VUL Account the daily equivalent of 0.80% for the first 15 years and then 0.25% on an annual basis of the current value of the Sub-account's net assets for its assumption of certain mortality and expense risks incurred in connection with Single Life Policies and 0.80% on an annual basis for Multiple Life Policies.

  Premium amounts are also reduced by any applicable premium tax, a Federal Tax Charge of 1.50% on Single Life Policies and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

Investment advisory charges are imposed on an annual basis based on the average daily net assets of the Series of the Fund as follows:


                      Phoenix Investment Counsel, Inc.

             Rate for First     Rate for Next   Rate for Excess
Series        $250,000,000      $250,000,000    Over $500,000,000
------        ------------      ------------    -----------------
Money Market     .40%               .35%              .30%
Bond.......      .50%               .45%              .40%
Balanced...      .55%               .50%              .45%
Total Return     .60%               .55%              .50%
Growth.....      .70%               .65%              .60%
International    .75%               .70%              .65%
Strategic        .75%               .70%              .65%
Theme......

                      Phoenix Realty Securities, Inc.

             Rate for First     Rate for Next   Rate for Excess
Series       $1,000,000,000    $1,000,000,000  Over $2,000,000,000
------       --------------    --------------  -------------------
Real Estate       .75%              .70%              .65%

                       Wanger Asset Management, L.P.

             Rate for First     Rate for Next   Rate for Excess
Series       $1,000,000,000    $1,000,000,000  Over $2,000,000,000
------       --------------    --------------  -------------------
U.S. Small        .98%              .95%              .90%
Cap
International    1.27%             1.20%             1.10%
Small Cap

  In addition, each Series pays a portion or all of its other operating expenses other than the management fees; the Growth, Bond, Total Return, Money Market and Balance Series will pay up to .15%; the Real Estate and Strategic Theme Series will pay up to .25%; the International Series will pay up to .40%; the Wanger U.S. Small Cap Series will pay up to .17%; and the Wanger International Small Cap Series will pay up to .27% of its total net assets. See "Charges and Deductions."



6. Is there a Right to Cancel Period?

  Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it (or longer in some states), or 10 days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


7. How are Premiums Allocated?


  If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix Home Life will allocate the entire Issue Premium, less applicable charges, to the Money Market Sub-account of the VUL Account. Phoenix Home Life requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium less applicable charges allocated according to the instructions in the application on the date it is received without first having the premium placed in the Money Market Sub-account. The Policy Value may be allocated among the available Sub-accounts of the VUL Account, each of which invests in shares of a designated portfolio of the Fund, or to the Guaranteed Interest Account.



8. After the Initial Allocation, May I Change the Allocation of Policy Value?

  Yes. A Policyowner may transfer amounts among the Sub-accounts of the VUL Account or the Guaranteed Interest Account. Only one transfer per Policy Year is permitted from the unloaned portion of the Guaranteed Interest Account. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the unloaned portion of the Guaranteed Interest Account. Also, Phoenix Home Life reserves the right to require that transfers be made by written request. Phoenix Home Life further reserves the right to permit transfers of less than $500 only if the entire balance in the Sub-account of the VUL Account or the Guaranteed Interest Account is transferred. A systematic transfer program is also available. See "Transfer of Policy Value."


9. May the Policy be Surrendered?

  Yes. A Policyowner may totally surrender the Policy at any time and receive the Cash Surrender Value. Subject to certain limitations, the Policyowner may also partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix Home Life may set a minimum partial surrender amount, not to exceed $500. See "Surrenders -- Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." If the Policy is totally or partially surrendered during the first ten Policy Years, a Surrender Charge will apply. See "Surrender Charge." In addition, there may be certain tax consequences as the result of a surrender. For example, a Policy may be a "modified endowment contract" if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 59 1/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."


10.  What is the Policy's Loan Privilege?

  A Policyowner may obtain Policy loans in an amount up to 90% of the result of subtracting the remaining surrender charge from the Policy Value. The interest rate on a loan is at an effective annual rate as stated in the Policy, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account to the loaned portion of the Guaranteed Interest Account and is credited with interest at an effective annual rate as stated in the Policy. Phoenix Home Life reserves the right not to allow loans of less than $200 unless the loans are to pay premiums on another policy issued by Phoenix Home Life. See "The Policy -- Policy Loans."

  The proceeds of Policy loans may be subject to Federal income tax under certain circumstances. See "Federal Tax Considerations."

11. How are Insurance Benefits Paid?

  Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. See "Payment Options."


PHOENIX HOME LIFE AND THE VARIABLE ACCOUNT


Phoenix Home Life Mutual Insurance Company

  Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") is a mutual life insurance company originally chartered in Connecticut in 1851. Its executive office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix Home Life is the nation's 13th largest mutual life insurance company and has admitted assets of approximately $12 billion. Phoenix Home Life sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


The VUL Account

  The VUL Account is a separate account of Phoenix Home Life registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix Home Life by the Securities and Exchange Commission.


  The VUL Account currently has ten Sub-accounts available for allocation of Policy Value. If in the future Phoenix Home Life determines that marketing needs and investment conditions warrant, Phoenix Home Life may establish additional Sub-accounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix Home Life. Each Sub-account will invest solely in shares of the Funds allocable to one of ten portfolios, each having the specified investment objective set forth under "Investments of the VUL Account -- Participating Mutual Funds."

  Phoenix Home Life does not guarantee the investment performance of the VUL Account or any of its Sub-accounts. The Policy Value allocated to the VUL Account depends on the investment performance of the Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

  The VUL Account may include in advertisements, sale literature and other communications information about and Series or Adviser's current investment strategies and management style. Current strategies and style may change to allow any Series to respond quickly to changing market and economic conditions. From time to time the VUL Account may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate their cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

  The VUL Account may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of sub-accounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Series performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and Work Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P represents about 80% of the market value of all issues traded on the New York Stock Exchange.


  The VUL Account is administered and accounted for as part of the general business of Phoenix Home Life, but the income, gains, or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains, or losses of any other business Phoenix Home Life may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix Home Life may conduct. Nevertheless all obligations arising under the Policy are general corporate obligations of Phoenix Home Life.


The Guaranteed Interest Account

  The Guaranteed Interest Account is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix Home Life reserves the right to limit cumulative deposits, including transfers, to the unloaned portion of the Guaran-teed Interest Account to no more than $250,000 during any one-week period. Phoenix Home Life will credit interest daily on the amounts allocated under the Policy to the Guaranteed Interest Account. The credited rate will be uniform by class. The loaned portion of the Guaranteed Interest Account will be credited interest at an effective annual fixed rate of 2% for Single Life Policies and 6% for Multiple Life Policies. Interest on the unloaned portion of the Guaranteed Interest Account will be credited at an effective annual rate of not less than 4%.


  Twice each calendar month Phoenix Home Life sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the Guaranteed Interest Account. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the Guaranteed Interest Account at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the Guaranteed Interest Account, see Appendix A.


THE POLICY


Introduction

  The Policy is a variable life insurance policy. The Policy has a death benefit, Cash Surrender Value, and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies into which of several Sub-accounts of the VUL Account or the Guaranteed Interest Account net premium is to be allocated. Each Sub-account of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy Value varies according to the investment performance of the Series to which Policy Value has been allocated.


Eligible Purchasers

  Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured, and the Insured consents. A policy can also be purchased to cover from two to five lives under one Policy, for any person up to the age of 80. Under such a Multiple Life Policy, the death benefit is paid upon the first death under the Policy; the Policy then terminates. Such a Policy could be purchased on the lives of spouses, family members, business partners or other related groups.


Premium Payment


  The minimum Issue Premium for a Policy is generally the greater of $50 or 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the Policy. All premiums are payable at Variable and Universal Life Administration, except that the Issue Premium may be paid to an authorized agent of Phoenix Home Life for forwarding to the Underwriting Department of Phoenix Home Life.

  Any premium payments will be reduced by the applicable premium tax and on Single Life Policies will also be reduced by a Federal Tax Charge of 1.50%. The Issue Premium will also be reduced by the Issue Expense Charge on a pro rata basis in equal monthly installments over a 12 month period. Any unpaid balance of the Issue Expense Charge will be paid to Phoenix Home Life upon Policy Lapse or termination.


  Premium payments received during a grace period will also be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Sub-accounts of the VUL Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the Policy or as later changed. The allocation schedule for premium payments may be changed by calling or writing to Variable and Universal Life Administration. Allocations to the VUL Account Sub-accounts or to the Guaranteed Interest Account must be expressed in terms of whole percentages.

  The number of units credited to a Sub-account of the VUL Account will be determined by dividing the portion of the net premium applied to that Sub-account by the unit value of the Sub-account on the Payment Date.

  A Policyowner may increase or decrease the planned premium amount or payment frequency at any time by written notice to Variable and Universal Life Administration. Phoenix Home Life reserves the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

  A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix Home Life's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force.

  The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value will then be adjusted to reflect the refund. The amount to be taken from each Sub-account or the Guaranteed Interest Account will be allocated in the same manner as provided for monthly deductions unless the Policyowner requests otherwise in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if Phoenix Home Life determines that additional premium would be permitted by Federal laws or regulations.

  A Policyowner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Sub-account. The amount the Policyowner designates will be automatically invested in the Sub-account of his choice on the date the bank draws on his account.

  Policies sold to officers, directors and employees of Phoenix Home Life (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix Home Life (and their spouses and children).


Allocation of Issue Premium


  Within 7 business days after the later of receipt of the Issue Premium and Phoenix Home Life's approval of a completed application for processing, Phoenix Home Life will allocate the Issue Premium less applicable charges to the VUL Account or to the Guaranteed Interest Account. Generally, the Issue Premium less applicable charges is directly allocated in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix Home Life temporarily allocates the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Sub-account of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Sub-account is allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.



Right to Cancel Period

  A Policy may be returned by mailing or delivering it to Phoenix Home Life within ten days after the Policyowner receives it (or longer in some states); within ten days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix Home Life never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix Home Life will return the sum of the following as of the date Phoenix Home Life receives the returned Policy: (i) the then current Policy Value less any unpaid loans and loan interest; plus (ii) any monthly deductions, partial surrender fees, and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

  Phoenix Home Life reserves the right to disapprove an application for processing within 7 days of receipt at Phoenix Home Life of the completed application for insurance, in which event Phoenix Home Life will return the premium paid. Even after approval of the application for processing, Phoenix Home Life reserves the right to decline issuance of the Policy, in which event Phoenix Home Life will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


Temporary Insurance Coverage

  On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix Home Life issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


Transfer of Policy Value


Systematic Transfer Program


  A Policyowner may elect to transfer funds automatically among the Sub-accounts or the unloaned portion of the Guaranteed Interest Account ("GIA") on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Sub-account that funds will be transferred from and if the value in that Sub-account or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sub-account or the GIA, but may be allocated to multiple Sub-accounts. Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA, in approximately equal amounts over a minimum 18 month period. All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.



Non-Systematic Transfers

  Transfers among available Sub-accounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-892-4885, between the hours of 8:30 AM and 4:00 PM Eastern Standard Time and will be executed on the date the request is received at Variable and Universal Life Administration, except as noted below. Unless the Policyowner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on behalf of the Policyowner from his or her registered representative. Phoenix Home Life and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require account and request verification and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to the Policyowner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix Home Life and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent.

However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix Home Life and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases, the Policyowner should submit a written request.

  Phoenix Home Life reserves the right to permit transfers of less than $500 only if the entire balance in the Sub-account or the GIA is transferred or if the Systematic Transfer Program has been elected.

  Phoenix Home Life reserves the right to prohibit a transfer to any Sub-account of the VUL Account where the resultant value of the Policy's share in that Sub-account immediately after the transfer would be less than $500. It further reserves the right to require that the entire balance of a Sub-account or the GIA be transferred if the share of the Policy in the value of that Sub-account would, immediately after the transfer, be less than $500.

  Unless Phoenix Home Life agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the unloaned portion of the GIA and the amount that may be transferred cannot exceed the greater of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA at the time of the transfer. Non-systematic transfers from the unloaned portion of the GIA will be effectuated on the date of receipt by Variable and Universal Life Administration except as otherwise may be requested by the Policyowner.

  For policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until termination of the Right to Cancel Period.


Determination of Sub-account Values

  The unit value of each Sub-account of the VUL Account was set by Phoenix Home Life on the first valuation date of each such Sub-account. The unit value of a Sub-account of the VUL Account on any other Valuation Date is determined by multiplying the unit value of that Sub-account on the just prior Valuation Date by the Net Investment Factor for that Sub-account for the then current Valuation Period. The unit value of each Sub-account of the VUL Account on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to 6 decimal places. The unit value of each Sub-account of the VUL Account on a Valuation Date is determined at the end of that day.

  The Net Investment Factor for each Sub-account of the VUL Account is determined by the investment performance of the assets held by the Sub-account during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is equal to item (D) below subtracted from the result of dividing the sum of items (A) and (B) by item (C).

  (A) The value of the assets in the Sub-account on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

  (B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Sub-account if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

  (C) The value of the assets in the Sub-account as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.

  (D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

      1. the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


Death Benefit


General


  The death benefit (under Option 1) equals the Policy's face amount on the date of the Insured's death or, if greater, the minimum death benefit on the date of death. On Single Life Policies, under Option 2, the death benefit equals the Policy's face amount on the date of the Insured's death plus the Policy Value. On Multiple Life Policies, under Option 2, the death benefit equals the Policy's face amount on the date of the first insured's death plus the Policy Value to the later of the tenth policy anniversary or policy anniversary nearest the oldest insured's age 65. Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by the applicable percentage from the table contained in the Policy, based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.



Guaranteed Death Benefit Option

  For Policies with a face amount of at least $50,000, a guaranteed death benefit rider may be purchased. Under this Policy rider, if a Policyowner pays the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by increases or decreases. In order to keep this guaranteed death benefit In Force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.


Living Benefits Option

  In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.


Partial Surrender and Decreases in Face Amount: Effect on
 Death Benefit

  A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. With a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. With a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."


Requests for Decrease in Face Amount


  A Policyowner may request a decrease in face amount at any time after the first Policy Year. Unless Phoenix Home Life agrees otherwise, the decrease must at least equal $10,000 and the face amount remaining after the decrease must at least equal $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date Phoenix Home Life approves the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (the decrease in face amount divided by the face amount of the Policy before the decrease).



Surrenders


General

  At any time during the lifetime of the Insured and while the Policy is In Force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to Phoenix Home Life to Variable and Universal Life Administration, along with the Policy if Phoenix Home Life so requires. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at Variable and Universal Life Administration.

  Upon partial or full surrender, Phoenix Home Life generally will pay the amount surrendered to the Policyowner within seven days after Phoenix Home Life receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions -- Postponement of Payments." For the Federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


Full Surrenders

  If the Policy is being fully surrendered, the Policy itself must be returned to Variable and Universal Life Administration, along with the written release and surrender of all claims in a form satisfactory to Phoenix Home Life. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."


Partial Surrenders

  A Policyowner may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. The Policyowner may do this at any time during the lifetime of the Insured while the Policy is In Force with a Written Request to Variable and Universal Life Administration. Phoenix Home Life reserves the right to require that the Policy be returned before payment is made. A partial surrender will be effective on the date the Written Request is received or, if required, the date the Policy is received. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds -- Payment Options."

  Phoenix Home Life reserves the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Sub-account or in the Guaranteed Interest Account that would be reduced as a result of a partial surrender would, immediately after the partial surrender, be less than $500, Phoenix Home Life reserves the right to require that as part of any partial surrender, the entire remaining balance in that Sub-account or the Guaranteed Interest Account be surrendered.

  Upon a partial surrender the Policy Value will be reduced by the sum of the following:

  (i) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Sub-account or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the assessment to each Sub-account will be made in the same manner as that provided for monthly deductions.

 (ii) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Sub-account or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

(iii) A Partial Surrender Charge. This charge is equal to a pro- rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Sub-account or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

  The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy will also be reduced by the same amount as the Policy Value is reduced as described above.


Policy Loans

  While the Policy is In Force, a loan may be obtained against the Policy up to the available loan value. The loan value on any day is 90% of the result of subtracting the then remaining surrender charge from the Policy Value. The available loan value is the loan value on the current day less any outstanding Debt.

  The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the Policy's share of the Sub-accounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations must generally be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Sub-account or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2.00% on Single Life Policies and 6% on Multiple Life Policies, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.


  Debt may be repaid at any time during the lifetime of the Insured while the Policy is In Force. Any Debt repayment received by Phoenix Home Life during a grace period will be reduced to cover any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance, in excess of any outstanding accrued loan interest, will be applied to reduce the loaned portion of the Guaranteed Interest Account and will be transferred to the unloaned portion of the Guaranteed Interest Account to the extent that loaned amounts taken from such Account have not previously been repaid. Otherwise, such balance will be transferred among the Sub-accounts as the Policyowner requests upon repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

  While there is outstanding Debt on the Policy, any payments received by Phoenix Home Life for the Policy will be applied directly to reduce the Debt unless specified as a premium payment by the Policyowner. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.

  Failure to repay a policy loan or to pay loan interest will not terminate the Policy except as otherwise provided under the terms of the Policy concerning the grace period and lapse.

  The proceeds of Policy loans may be subject to Federal income tax under certain circumstances. See "Federal Tax Considerations."

  In the future, Phoenix Home Life may set a minimum Policy loan amount not to exceed $200. However, any such minimum loan amount will not apply to any loan, the proceeds of which are used to pay a premium due on another policy issued by Phoenix Home Life.


  The Policyowner will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. For the first ten Policy Years or until the Policyowner reaches age 65, whichever occurs first, the rate will be 4.00% on Single Life Policies and 8% on Multiple Life Policies. The loan interest rate in subsequent years will be 3% for five years, then 21/2% thereafter for Single Life Policies and 7% thereafter for Multiple Life Policies. At the end of each Policy Year, any interest due on the Debt will be treated as a loan and will be offset by a transfer from the Policyowner's values to the value of the loaned portion of the Guaranteed Interest Account.

  A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Sub-accounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the Sub-accounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-accounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, Policy Value does not increase as rapidly as it would have had no loan been made. If the Sub-accounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.



Lapse


  Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date. Policy Value must remain positive to avoid lapse. Beginning in the third Policy Year, the Cash Surrender Value must also be positive to avoid lapse. However, until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid. Subject to the foregoing, lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without payment of the additional amount required. If the Cash Surrender Value is insufficient to cover the monthly deduction, the Policyowner must pay during the grace period the amount needed to equal three times the required monthly deduction. See "Charges and Deductions."


  If on any Monthly Calculation Day during the first two Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which has become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. The Policy will continue In Force during any such grace period although, Sub-account transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days have elapsed since Phoenix Home Life mailed written notice to the Policyowner. If a premium payment for the additional amount is received by Phoenix Home Life during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Sub-accounts or the Guaranteed Interest Account, Phoenix Home Life will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


Payment of Premiums During Period of Disability


  A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix Home Life's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms of this rider may vary by state.



Additional Insurance Options

  While the Policy is In Force and the Policyowner is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an Issue Expense Charge. Phoenix Home Life will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowners may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability (See "Purchase Protection Plan Riders").


  In addition, once each Policy Year, for Single Life Policies only, a Policyowner may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to Phoenix Home Life's receipt of adequate evidence of insurability. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.



Additional Rider Benefits

  A Policyowner may purchase additional benefits under a Policy. These benefits are cancellable by the Policyowner at any time. A charge will be deducted monthly from your Policy Value for each additional rider benefit you choose except where noted below. More details will be included in the form of a rider to your Policy if you choose any of these benefits. The following benefits are currently available; however, additional riders may be available as described in the Policy.


Single Life Policies:


(bullet) Disability Waiver of Specified Premium Rider


  Phoenix Home Life waives the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues), unless premiums have been waived continuously during the entire five years prior to such date in which case the waiver will continue beyond that date. The premium will be waived upon Phoenix Home Life's receipt that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms vary in New York.



(bullet) Accidental Death Benefit Rider

  An additional death benefit will be paid if the Insured dies from bodily injury that results from an accident if the Insured dies no later than 90 days after injury; and before the Policy Anniversary nearest the Insured's 75th birthday.


(bullet) Death Benefit Protection Rider

  The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that may later be increased or decreased by the Policyholder provided that certain minimum premiums are paid. Unless Phoenix Home Life agrees otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured is 20. Three (3) death benefit guarantee periods are available in all States except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:

Level: Expiry Date of Death Benefit
       Guaranteed, the later of:


  1    The Policy  Anniversary  nearest the
       Insured's  70th  birthday or the 7th
       Policy Year

  2    The Policy  Anniversary  nearest the
       Insured's  80th birthday or the 10th
       Policy Year

  3    The Policy  Anniversary  nearest the
       Insured's 95th birthday.


  Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and the Policyowner pays the new Minimum Required Premium.


  For Policies issued in New York, two guarantee periods are available:

  1 The Policy Anniversary nearest the Insured's 75th birthday or the 10th Policy Year

  2   The Policy Anniversary nearest the Insured's 95th birthday.


(bullet) Face Amount of Insurance Increase Rider


  Under the terms of this rider, any time after the first Policy Anniversary, a Policyholder may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and Phoenix Home Life requires additional evidence of insurability. The effective date of the increase will generally be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per thousand of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. Phoenix Home Life will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy will also increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel period (see "The Policy -- Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.



(bullet) Whole Life Exchange Option Rider

  This rider permits the Policyowner to exchange his Policy for a fixed-benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.


(bullet) Purchase Protection Plan Rider

  Under this rider a Policyowner may, at pre-determined future dates, purchase additional insurance protection without evidence of insurability.


(bullet) Living Benefits Rider

  Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.



(bullet) Cash Value Accumulation Rider

  This rider generally permits a Policyowner to pay more in premium than would otherwise be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.



Multiple Life Policies:


(bullet) Disability Benefit Rider

  In the case of disability of the Insured, a specified monthly amount may be credited to the Policy and the monthly deductions will be waived. A Disability Benefit Rider may be provided on any or all eligible Insureds. The specified amount selected must be the same for all who elect coverage.


(bullet) Survivor Purchase Option Rider

  The survivor(s) may purchase a new Multiple Life Policy for a face amount equal to that of the original Policy upon the first death. The new Policy will be based upon attained age rates.


(bullet) Term Insurance Rider

  The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each Insured and the face amount of coverage under the rider may differ for each Insured. Based upon the Policyowner's election at issue, the rider will provide coverage for all Insureds to either age 70 or maturity of the Policy. The termination age specified must be the same for all Insureds.


(bullet) Policy Exchange Option Rider

  The Multiple Life Policy may be exchanged for Single Life Policies where the total face amount under the Policies is no greater than that under the original Policy.
  There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT


Participating Mutual Funds

THE PHOENIX EDGE SERIES FUND

  Certain Sub-accounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund. The fund currently has the following Series available through the Policies:


  Money Market Series: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

  Growth Series: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

  Bond Series: The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

  Total Return Series: The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).

  International Series: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

  Balanced Series: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

  Real Estate Series: The investment objective of the Real Estate Securities Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

  Strategic Theme Series: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Strategic Theme Series intends to invest primarily in common stocks believed to have substantial potential for capital growth.

WANGER ADVISOR'S TRUST

  Certain Sub-accounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The available Series and their fundamental objectives are as follows:

  Wanger U.S. Small Cap ("U.S. Small Cap") Series: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

 Wanger International Small Cap ("International Small Cap") Series: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

  Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.


  In addition to being sold to the VUL Account, shares of the Funds are also sold to the Phoenix Home Life Variable Accumulation Account, a separate account utilized by Phoenix Home Life to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix Home Life. Shares of the Fund may also be sold to other separate accounts of Phoenix Home Life or its affiliates or of other insurance companies.


  It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Phoenix Home Life nor the Fund currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contractowners, the Fund's Trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contractowners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract- owners. Phoenix Home Life will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.



Investment Advisers to The Phoenix Edge Series Fund

  The Phoenix Edge Series Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Realty Securities, Inc. ("PRS") (the "Advisers"), both of which are located at One American Row, Hartford, Connecticut 06115. PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it also serves as investment adviser to the Phoenix Series Fund, Phoenix Total Return Fund, Inc. and Phoenix Multi-Portfolio Fund and as sub-adviser to American Skandia, Chubb America Fund, Inc., Sun America Series Trust and JNL Series Trust.

  PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life. In addition to the Fund, it also serves as investment adviser to the Real Estate Portfolio of the Phoenix Multi Portfolio Fund.

  ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as sub-adviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979.

  All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), an indirect subsidiary of Phoenix Home Life. PEPCO also performs bookkeeping and pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in fifty states. The executive offices of Phoenix Home Life are located at One American Row, Hartford, Connecticut 06115 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Investment Advisers to the Wanger Advisor's Trust
  The investment advisor to the Wanger Advisors Trust is Wanger Asset Management, L.P. Wanger's principal place of business is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

  The Advisers furnish continuously an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A more detailed discussion of the Advisers and the Investment Advisory Agreements is contained in the accompanying prospectus for the Fund.



Reinvestment and Redemption
  All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution; all capital gains distributions of the Fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix Home Life redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.



Substitution of Investments
  Phoenix Home Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future Phoenix Home Life may establish additional Sub-accounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix Home Life, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix Home Life.

  If shares of any of the portfolios of the Fund should no longer be available for investment, or if in the judgment of Phoenix Home Life's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix Home Life may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Sub-account in which the substitution is to occur to another Sub-account.



Performance History
  From time to time the VUL Account may include the performance history of any or all Sub-accounts, in advertisements, sales literature or reports. Performance information about each Sub-account is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market Sub-account, as yield of the Bond Sub-account and as total return of any Sub-account. Current yield for the Money Market Sub-account will be based on the income earned by the Sub-account over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the recurring charges on the Account level including the monthly administrative charge.


  Yield calculations of the Money Market Sub-account used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the Sub-account during this seven day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Sub-account based on a seven day period ending December 31, 1995.


Example:
Assumptions:


Value of hypothetical pre-existing account
 with exactly one unit at the
 beginning of the period:......................    *
Value of the same account (excluding capital
 changes)  at the end of the seven day period:     *
Calculation:
 Ending account value .........................    *
 Less beginning account value .................    *
 Net change in account value ..................    *
Base period return:
 (adjusted change/beginning account value) ....    *
Current  yield = return x  (365/7)= ...........    *
Effective yield = [( 1 + return)365/7] - 1 =       *

           *[To be filed by Amendment]


The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

  For the Bond Sub-account, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.


  When a Sub-account advertises its total return, it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Sub-account at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of applicable Policy charges except for the cost of insurance and any surrender charges and premium taxes (which vary by Insured and state).

  For those Sub-accounts within the VUL Account that have not been available for one of the quoted periods, the standardized average annual total return quotations will show the investment performance such Sub-account would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

  Below are quotations of standardized average annual total return of Series of the Phoenix Edge Series Fund. Policy charges are not reflected.


                                       Average Annual Total Return
                                      For the period Ended 12/31/94
  Series       Commencement
                   Date         1 Year  5 Years  10 Years  Life of Fund
--------          --------      ------  -------  --------  ------------
Bond ........     01/01/83
Balanced ....     05/01/92            [To be filed by Amendment]
Total
 Return .....     09/17/84
Growth ......     01/01/83
International     05/01/90
Real
 Estate .....     05/01/95

                  Annual Total Returns
                                    Total
Year          Bond       Balanced   Return    Growth    International
---------    -----       ------     ------    -----      ------------
1983......    5.1%         N/A        N/A     31.7%          N/A
1984......    10.3%        N/A      -1.4%      9.7%          N/A

                  Annual Total Returns
                                    Total
Year          Bond       Balanced   Return    Growth    International
--------      ----       ------     -----     ------    -------------
1985......    19.5%        N/A      26.2%     33.7%          N/A
1986......    18.2%        N/A      14.7%     19.4%          N/A
1987......     0.2%        N/A      11.6%      6.0%          N/A
1988......     9.5%        N/A       1.4%      3.0%          N/A
1989......     6.9%        N/A      18.4%     34.4%          N/A
1990......     4.4%        N/A       5.1%      3.2%        -8.9%
1991......    18.5%        N/A      28.1%     41.5%        18.7%
1992......     9.1%        8.8%      9.7%      9.3%       -13.6%
1993......    15.0%       7.8%      10.1%     18.8%        37.3%
1994......    -6.2%      -3.6%      -2.2%      0.7%        -0.7%
1995......        [To be filed by Amendment]

                              Annual Total Returns
           Real       Wanger        Wanger         Strategic
Year       Estate  US Small Cap  Int'l Small Cap     Theme
------    -------   -------     ----------          -----
1983....      N/A      N/A          N/A              N/A
1984....      N/A      N/A          N/A              N/A
1985....      N/A      N/A          N/A              N/A
1986....      N/A      N/A          N/A              N/A
1987....      N/A      N/A          N/A              N/A
1988....      N/A      N/A          N/A              N/A
1989....      N/A      N/A          N/A              N/A
1990....      N/A      N/A          N/A              N/A
1991....      N/A      N/A          N/A              N/A
1992....      N/A      N/A          N/A              N/A
1993....      N/A      N/A          N/A              N/A
1994....      N/A      N/A          N/A              N/A
1995....  [To be filed by Amendment]                 N/A


THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY; FOR THIS INFORMATION SEE APPENDIX B "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES."

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.



CHARGES AND DEDUCTIONS


  Charges are deducted in connection with the Policy to compensate Phoenix Home Life for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy; (3) premium and Federal Taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.


  1.  Monthly Deduction

  A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") to pay: the cost of insurance provided under the Policy, the cost of any rider benefits provided, any unpaid balance of the issue expense charge, and an administrative charge. This administrative charge is currently set at $5.00 per month but it is guaranteed not to exceed $10.00 per month. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Sub-accounts of the VUL Account and the unloaned portion of the Guaranteed Interest Account based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. In the event that the Policy's share in the value of the Sub-accounts or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the Policy's share of each of the other Sub-accounts and the unloaned portion of the Guaranteed Interest Account. The number of units deducted will be determined by dividing the portion of the monthly deduction allocated to each Sub-account or to the unloaned portion of the Guaranteed Interest Account by the unit value on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.


  (a) Issue Expense Charge. A cost-based issue administration charge is assessed on a pro rata basis in equal monthly installments over a 12 month period to compensate Phoenix Home Life for underwriting and start-up expenses in connection with issuing a Policy. For Multiple Life Policies, the issue administrative charge is $150. For Single Life Policies, the issue administrative charge is $1.50 per $1,000 of face amount, up to a maximum charge of $600. Phoenix Home Life may reduce or eliminate the Issue Expense Charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

  (b) Cost of Insurance. In order to calculate the cost of insurance charge, Phoenix Home Life multiplies the applicable cost of insurance rate by the difference between the death benefit selected (death benefit Option 1 if no selection is made) and the Policy Value. Generally, cost of insurance rates are based on the sex, attained age and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly cost of insurance rates are based on Phoenix Home Life's expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioner's Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose

      Policies have been In Force for the same length of time. The risk class of an Insured may affect the cost of insurance rate. Phoenix Home Life currently places Insureds into a preferred or standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insured as determined by medical information that Phoenix Home Life requests. In an otherwise identical Policy, Insureds in the preferred or standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is also divided into categories: smokers, nonsmokers and those who have never smoked. Non-smokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke. A blended cost of insurance rate is applied under Multiple Life Policies.

  2. Premium Taxes

    Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount Phoenix Home Life considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof, and Phoenix Home Life does not expect to derive a profit from this charge. These taxes are deducted from the Issue Premium, and from each subsequent premium payment.

  3. Federal Tax Charge

  On Single Life Policies, a charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to Phoenix Home Life of the Federal Income Tax treatment of deferred acquisition costs. The SEC maximum sales load has been reduced to reflect this charge.

  4. Mortality and Expense Risk Charge

  Phoenix Home Life will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. For Single Life Policies, a reduced annual rate of .25% will apply after the 15th Policy Year. This charge is not deducted from the Guaranteed Interest Account.

  The mortality risk assumed by Phoenix Home Life is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, Phoenix Home Life may profit from this charge. Phoenix Home Life also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix Home Life to incur greater costs than anticipated when designing the Policies. To the extent Phoenix Home Life profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

  5. Investment Management Charge

  As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the following table:

     Phoenix Investment Counsel, Inc.
     --------------------------------

                Rate for First  Rate for Next   Rate for Excess Over
Series           $250,000,000    $250,000,000       $500,000,000
------           ------------    ------------       ------------
Money Market         .40%            .35%             .30%
Bond                 .50%            .45%             .40%
Balanced             .55%            .50%             .45%
Total Return         .60%            .55%             .50%
Growth               .70%            .65%             .60%
International        .75%            .70%             .65%
Strategic
Theme                .75%            .70%             .65%

      Phoenix Realty Securities, Inc.
               Rate for First     Rate for Next     Rate for Excess Over
Series         $1,000,000,000    $1,000,000,000       $2,000,000,000
------         --------------    --------------       --------------
Real Estate        .75%              .70%                  .65%

       Wanger Asset Management, L.P.

               Rate for First     Rate for Next     Rate for Excess Over
Series         $1,000,000,000    $1,000,000,000       $2,000,000,000
------         --------------    --------------       --------------
U.S. Small          .98%              .95%                 .90%
Cap
International      1.27%             1.20%                1.10%
Small Cap

  In addition, each Series pays a portion or all of its other operating expenses other than the management fees; the Growth, Bond, Total Return, Money Market and Balance Series will pay up to .15%; the Real Estate and Strategic Theme Series will pay up to .25%; the International Series will pay up to .40%; the Wanger U.S. Small Cap Series will pay up to .17%; and the Wanger International Small Cap Series will pay up to .27% of its total net assets. See "Charges and Deductions."

  6. Other Charges


Surrender Charge

  During the first ten years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the Face Amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums. The contingent deferred issue charge is set at a level designed to recover actual costs and is not designed to result in any profit to Phoenix Home Life.

  During the first ten Policy years, the full Surrender Charge as described below will apply if the Policyowner either surrenders the Policy for its Cash Surrender Value or lets the Policy lapse. The applicable Surrender Charge in any Policy Month is the full Surrender Charge minus any surrender charges that have been previously paid. There is no Surrender Charge after the 10th Policy Year. During the first two Policy Years, on Single Life Policies and during the first ten Policy Years on Multiple Life Policies, the maximum Surrender Charge that a Policyowner could pay while he or she owns the Policy is equal to either A plus B (as defined below) or the amount shown in the Policies Surrender Charge Schedule, whichever is less. After the first two Policy Years on Single Life Policies, the maximum Surrender Charge that a Policyowner could pay is based on the amount shown in the Policy's Surrender Charge Schedule.


  A (the contingent deferred sales charge) is equal to:


    1) 30% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a Securities and Exchange Commission rule); plus


    2) 10% of all premiums paid in excess of this amount but not greater than twice this amount; plus

    3)  9% of all premiums paid in excess of twice this amount.

  B (the contingent deferred issue charge) is equal to:

                    $5.00 per $1,000 of initial Face Amount.


  As an example, the following illustrates the maximum Surrender Charge on a $100,000 Single Life Policy for a male age 35 who has never smoked, who has paid $3,000 in premium payments, and who surrenders the Policy in the 70th Policy Month. The Policy's Surrender Charge Schedule would show that the maximum Surrender Charge to be paid would be equal to either A plus B (shown below) or the amount shown in the chart in the Policy (also shown below), whichever is less:

  Example: If this policyowner surrenders his policy in the 70th policy month his surcharge will be $1,186.78, as given in the table.

  Example: If this policyowner surrenders his policy in the first two years he may be eligible to receive a refund of a portion of the surrender charge, depending on the amount of premium paid, or in other words his surrender charge may be reduced. The surrender charge in the first 2 years would be equal to the lesser of the amount in the surrender charge table and the sum of the following:

    1)  28.5% of premiums paid up to $1,076.72, plus

    2) 8.5% of premiums paid in excess of $1,076.72 but not greater than $2,153.43, plus

    3)  7.5% of premiums paid in excess of $2,153.43, plus $500

  If this policyowner surrendered his policy in the 2nd year after paying $2,000 of premiums his surrender charge would be the lesser of $1,307.54 from the table, and $385.34, thus equaling $385.34. Thus, in this case, the policyowner would pay less surrender charge if he surrenders his policy in the first 2 policy years.

                             SURRENDER CHARGE TABLE

Policy    Surrender   Policy     Surrender   Policy      Surrender
Month     Charge      Month      Charge      Month       Charge
------    ------      ------     -------     -------     ------
1-60      1307.54      80        1066.03     100         727.09
  61      1295.46      81        1053.95     101         690.65
  62      1283.39      82        1041.88     102         654.22
  63      1271.31      83        1029.80     103         617.78
  64      1259.24      84        1017.73     104         581.35
  65      1247.16      85        1005.65     105         544.91
  66      1235.08      86         993.58     106         508.48
  67      1223.01      87         981.50     107         472.05
  68      1210.93      88         969.43     108         435.61
  69      1198.86      89         957.35     109         399.18
  70      1186.78      90         945.28     110         362.74
  71      1174.71      91         933.20     111         326.31
  72      1162.63      92         921.13     112         289.97
  73      1150.56      93         909.05     113         253.44
  74      1138.48      94         896.97     114         217.01
  75      1126.41      95         884.90     115         180.57
  76      1114.33      96         872.82     116         144.14
  77      1102.26      97         836.39     117         107.70
  78      1090.18      98         799.95     118          71.27
  79      1078.10      99         763.52     119          34.83
                                             120            .00

Phoenix Home Life may reduce the Surrender Charge for Policies issued under group or sponsored arrangements. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix Home Life expected as a result of sales to a particular group or sponsored arrangement.


Partial Surrender Fee

  A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Sub-account or to the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid. That is, that the Policy's share in the value of each Sub-account or the Guaranteed Interest Account will be reduced based on the allocation made at the time of the partial surrender.

If no allocation request is made, the assessment to each Sub-account and to the Guaranteed Interest Account will be made in the same manner as provided for monthly deductions.


Partial Surrender Charge
  A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro-rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Sub-accounts or the Guaranteed Interest Account in the same manner as provided for with respect to the partial surrender amount paid.

  A partial surrender charge is also deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).


Taxes
  Currently no charge is made to the VUL Account for Federal income taxes that may be attributable to the VUL Account. Phoenix Home Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account may also be made. See "Charges and Deductions -- Other Charges."


GENERAL PROVISIONS


Postponement of Payments

General
  Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (iii) whenever an emergency exists, as determined by the Commission as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers may also be postponed under these circumstances.


Payment by Check
  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


The Contract
  The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix Home Life can agree to change or waive any provisions of the Policy.


Suicide
  If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix Home Life will pay only the Policy Value adjusted by the addition of any monthly deductions and other fees and charges made under the Policy and the subtraction of any Debt owed to Phoenix Home Life under the Policy.


Incontestability
  Phoenix Home Life cannot contest this Policy or any attached rider after it has been In Force during the lifetime of the Insured for two years from the Policy Date.


Change of Owner or Beneficiary
  The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.

  As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by Written Request, satisfactory to Phoenix Home Life. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix Home Life. Phoenix Home Life will not, however, be liable for any payment made or action taken before receipt of the notice.


Assignment
  The Policy may be assigned. Phoenix Home Life will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix Home Life assumes no responsibility for determining whether an assignment is valid.


Misstatement of Age or Sex

  If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


Surplus
  Policyowners may share in divisible surplus of Phoenix Home Life to the extent determined annually by the Phoenix Home Life Board of Directors. However, it is not currently anticipated that the Board will authorize these payments since Policyowners will be participating directly in investment results.


PAYMENT OF PROCEEDS


Surrender and Death Benefit Proceeds
  Proceeds of full or partial surrenders and the death proceeds will usually be paid in one lump sum within seven days after Phoenix Home Life receives the request for surrender and due proof of death, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under a Policy covering multiple lives, the death proceeds will be paid upon the first death under the Policy. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

  While the Insured is living, the Policyowner may elect a payment option for payment of the death proceeds to the Beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the Beneficiary.

  A written form satisfactory to Phoenix Home Life is required to elect, change, or revoke a payment option.

  The minimum amount of surrender or death proceeds that may be applied under any income option is $1,000.

  If the Policy is assigned as collateral security, Phoenix Home Life will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


Payment Options
  All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as Phoenix Home Life may choose to make available in the future.


Option 1 -- Lump sum.

  Payment in one lump sum.


Option 2 -- Left to earn interest.
  A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3 percent per year.


Option 3 -- Payment for a specific period.
  Equal income installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3 percent per year.



Option 4 -- Life annuity with specified period certain.
  Equal installments are paid until the later of: (A) The death of the payee;
(B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) Ten years;
(B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix Home Life will deem the longer period certain as having been elected. Any life annuity provided under Option 4 is calculated using an interest rate guaranteed to be no less than 3 3/8% per year, except that any life annuity providing a period certain of 20 years or more is calculated using an interest rate guaranteed to be no less than 3 1/4% per year.


Option 5 -- Life annuity.
  Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is calculated using an interest rate guaranteed to be no less than 3 1/2% per year.



Option 6 -- Payments of a specified amount.
  Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to at least equal 3 percent per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.



Option 7 -- Joint survivorship annuity with 10-year period certain.
  The first payment will be on the date of settlement. Equal income installments are paid until the latest of: (A) The end of the 10-year period certain; (B) The death of the Insured; (C) The death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity as may be provided under this option is calculated using an interest rate guaranteed to be no less than 3 3/8% per year.


  For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS


Introduction
  The ultimate effect of Federal income taxes on values under the VUL Account and on the economic benefit to the Policyowner or Beneficiary depends on Phoenix Home Life's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix Home
Life's understanding of Federal income tax laws as they are currently interpreted, Phoenix Home Life cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current Federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service. Phoenix Home Life reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.


Phoenix Home Life's Tax Status
  Phoenix Home Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For Federal income tax purposes, neither the VUL Account nor the Guaranteed Interest Account is a separate entity from Phoenix Home Life and their operations form a part of Phoenix Home Life.

  Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the Cash Value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix Home Life. Due to Phoenix Home Life's tax status under current provisions of the Code, no charge will currently be made to the VUL Account for Phoenix Home Life's Federal income taxes which may be attributable to the VUL Account.

  Phoenix Home Life will periodically review the question of a charge to the VUL Account for Phoenix Home Life's income taxes. Phoenix Home Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future. A future charge may be imposed if the Federal tax treatment of Phoenix Home Life is determined to be other than what Phoenix Home Life currently believes it to be, if changes are made affecting the tax treatment to Phoenix Home Life of variable life insurance contracts, or if changes occur in Phoenix Home Life's tax status. If imposed, such charge would be equal to the Federal income taxes attributable to the investment results of the VUL Account.


Policy Proceeds


  Death Benefit Proceeds. The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts below), should be treated as meeting the definition of life insurance for Federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefit Rider may be taxable as income in the year of receipt.


  Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix Home Life intends to monitor the premiums to assure compliance with such conditions. However, in the event that the premium limitation is exceeded during the year, Phoenix Home Life may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for Federal income tax purposes.

  Full Surrender. Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for Federal income tax purposes. The full surrender of a Policy which is a "modified endowment contract" may result in the imposition of an additional 10 percent tax on any income received.


  Partial Surrender. If the Policy is a "modified endowment contract," partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10 percent tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," partial surrenders may still be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix Home Life suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting "modified endowment contracts." The benefit payment under the Living Benefits Rider is not considered a partial surrender.


  Loans. Phoenix Home Life believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. If the Policy is a "modified endowment contract," loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10 percent tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," Phoenix Home Life believes that no part of any loan under a Policy will constitute income to the Policyowner.

  The deductibility by the Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. Any Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

  If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

Other Taxes
  Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. Phoenix Home Life does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.

Modified Endowment Contracts

  General. Pursuant to Code section 72(e), loans and other amounts received under "modified endowment contracts" will in general be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "7-pay test." This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first 7 years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix Home Life (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

  Reduction in Benefits During the First 7 Years. If there is a reduction in benefits during the first 7 Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 Policy Years.

  Distributions Affected. If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test" for 7 years, distributions and loans will generally not be subject to the new tax rules.

  Penalty Tax. Any amounts taxable under the modified endowment contract rule will be subject to an additional 10 percent excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

  Material Change Rules. Any determination of whether the Policy meets the "7-pay test" will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

  A material change may occur at any time during the life of the Policy (within the first 7 years or thereafter), and future taxation of distributions or loans would turn on whether the Policy satisfied the applicable "7-pay test" from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


  Serial Purchase of Modified Endowment Contracts. All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


Limitations on Unreasonable Mortality and Expense Charges


  The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as life insurance. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the Federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix Home Life intends to comply with the limitations in calculating the premium it is permitted to receive from the Policyowner.


Qualified Plans

  A Policy may be used in conjunction with certain qualified plans. Such policies are issued using unisex cost of insurance rates. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.

Diversification Standards

  To comply with the diversification regulations under Code Section 817(h), ("Diversification Regulations") each Portfolio of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55 percent of the value of the Fund's assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Fund as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.

  The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Fund will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.

  In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix Home Life reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the VUL Account.

  Phoenix Home Life intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as variable life insurance for Federal income tax purposes.


Change of Ownership or Insured or Assignment

  Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix Home Life recommends that any person contemplating such changes, exchanges, or assignment seek the advice of a qualified tax consultant.


VOTING RIGHTS


The Fund

  Phoenix Home Life will vote the Fund shares held by the Sub-accounts of the VUL Account at any regular and special meetings of shareholders of the Fund, a Massachusetts business trust. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix Home Life determines that it is permitted to vote the Fund shares at its own discretion, it may elect to do so.

  The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Sub-account to the total number of votes attributable to the Sub-account. In determining the number of votes, fractional shares will be recognized.

  Fund shares held in a Sub-account for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by Phoenix Home Life in proportion to the voting instructions that are received with respect to all Policies participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix Home Life.

  Each Policyowner will receive proxy materials, reports, and other materials relating to the Fund.

  Phoenix Home Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios of the Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, Phoenix Home Life itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Fund if Phoenix Home Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix Home Life determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix Home Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


Phoenix Home Life

  A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Home Life Policyholders for the election of members of the Board of Directors of Phoenix Home Life and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Home Life Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies held.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX HOME LIFE

  Phoenix Home Life is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

  The following are the Directors and Executive Officers of Phoenix Home Life:

Directors          Principal Occupation
---------          --------------------
Sal H. Alfiero     Chairman and Chief
                   Executive Officer, Mark
                   IV Industries, Inc.
                   Amherst, New York

J. Carter Bacot    Chairman and Chief
                   Executive Officer, The
                   Bank of New York
                   New York, New York

Carol H. Baldi     President, Carol H.
                   Baldi, Inc.
                   New York, New York

Peter C. Browning  Executive Vice
                   President, Sonoco
                   Products Company
                   Hartsville, South
                   Carolina


Richard N. Cooper  Chairman, National
                   Intelligence Council,
                   Central Intelligence
                   Agency McLean, Virginia


Gordon J.  Davis,  Partner, LeBoeuf, Lamb,
Esq.               Greene & MacRae
                   New York, New York

Robert  W.         Chairman of the Board,
Fiondella          President and Chief
                   Executive Officer,
                   Phoenix Home Life
                   Mutual Insurance Company
                   Hartford, Connecticut

Jerry J.           President, National
Jasinowski         Association of
                   Manufacturers
                   Washington, DC

John W. Johnstone  Chairman, President and
                   Chief Executive Officer,
                   Olin Corporation
                   Norwalk, Connecticut

Marilyn E.         General Partner, Lazard
LaMarche           Freres & Company
                   New York, New York

Edward P. Lyons    Former Vice-Chairman,
                   Olin Corporation
                   Norwalk, Connecticut

Directors          Principal Occupation
---------          --------------------
Philip R.          Executive Vice
McLoughlin         President and Chief
                   Investment Officer,
                   Phoenix Home Life
                   Mutual Insurance Company
                   Hartford, Connecticut

Charles J. Paydos  Executive Vice
                   President, Phoenix Home
                   Life Mutual Insurance
                   Company
                   Hartford, Connecticut

Herbert Roth, Jr.  Former Chairman, LFE
                   Corporation
                   Clinton, Massachusetts

Robert F. Vizza    President and Chief
                   Executive Officer, St.
                   Francis Hospital
                   Roslyn, New York

Wilson Wilde       Chairman, Executive
                   Committee, Hartford
                   Steam Boiler Inspection
                   and Insurance Company
                   Hartford, Connecticut

Robert G. Wilson   Former General  Partner,
                   Goldman Sachs
                   New York, New York

Executive
Officers           Principal Occupation
---------          ----------------------
Robert  W.         Chairman of the Board,
Fiondella          President and Chief
                   Executive Officer

Richard H. Booth   Executive Vice
                   President, Strategic
                   Development

Philip         R.  Executive Vice
McLoughlin         President and Chief
                   Investment Officer

Charles J. Paydos  Executive Vice President

David W. Searfoss  Executive           Vice
                   President    and   Chief
                   Financial Officer

Dona D. Young      Executive           Vice
                   President,    Individual
                   Insurance   and  General
                   Counsel

Kelly J. Carlson   Senior Vice President,
                   Career
                   Organization

Carl T. Chadburn   Senior Vice President

Robert G. Chipkin  Senior Vice President
                   and Corporate Actuary

Randall C.         Senior Vice President,
Giangiulio         Group Sales

Joan E. Herman     Senior Vice President

Edward P.          Senior Vice President,
Hourihan           Information Systems

Joseph E.          Senior Vice President
Kelleher

Gary J.            Senior Vice President
Laughinghouse

Robert G.          Senior Vice President
Lautensack, Jr.

Executive          Principal Occupation
Officers
--------           --------------------
Scott C. Noble     Senior Vice President,
                   Real Estate

Frederick W.       Senior Vice President
Sawyer, III

Richard C. Shaw    Senior Vice President,
                   International and
                   Corporate Development

Simon Y. Tan       Senior Vice President,
                   Individual Market
                   Development

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS

  The assets of the VUL Account are held by Phoenix Home Life. The assets of the VUL Account are kept physically segregated and held separate and apart from the general account of Phoenix Home Life. Phoenix Home Life maintains records of all purchases and redemptions of shares of the Fund.


SALES OF POLICIES


  Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith") licensed to sell Phoenix Home Life insurance policies. W. S. Griffith, an indirect subsidiary of Phoenix Home Life, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies may also be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix Home Life under these Policies. Total sales commission of a maximum of 50 percent of premiums will be made by Phoenix Home Life to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix Home Life will pay the shortfall from its general account assets, which will include any profits it may derive under the Policies.

  PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so.



STATE REGULATION

  Phoenix Home Life is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix Home Life is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

  State regulation of Phoenix Home Life includes certain limitations on the investments which it may make, including investments for the VUL Account and the Guaranteed Interest Account. It does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS

  All Policyowners will be furnished with those reports required by the Investment Company Act of 1940 and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS

  The VUL Account is not engaged in any litigation. Phoenix Home Life is not involved in any litigation that would have a material adverse effect on the ability of Phoenix Home Life to meet its obligations under the Policies.


LEGAL MATTERS


  The organization of Phoenix Home Life, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Patricia O. McLaughlin, Counsel, Phoenix Home Life. Legal matters relating to the Federal securities and income tax laws have been passed upon for Phoenix Home Life by Jorden Burt Berenson & Johnson, LLP.



REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the VUL Account, Phoenix Home Life and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


FINANCIAL STATEMENTS


  The consolidated financial statements of Phoenix Home Life as contained herein should be considered only as bearing upon Phoenix Home Life's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. No interim financial statements of Phoenix Home Life are presented in this Prospectus because no such financial statements have been prepared by Phoenix Home Life for any other purpose as of the date of this Prospectus. The financial statements of the VUL Account are for the Sub-accounts available as of the period ended December 31, 1995. No interim financial statements for the VUL Account are presented because no such statements have been prepared for any other purpose as of the date of this Prospectus.

Phoenix Home Life Mutual
Insurance Company
Consolidated Financial Statements
December 31, 1995 and 1994


[To be filed by Amendment]

Phoenix Home Life Variable
Universal Life Account
Financial Statements
December 31, 1995 and 1994


[To be filed by Amendment]

                                   APPENDIX A

                         THE GUARANTEED INTEREST ACCOUNT

  Contributions to the Guaranteed Interest Account ("GIA") under the Policy and transfers to the GIA become part of the general account of Phoenix Home Life (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  The General Account is made up of all of the general assets of Phoenix Home Life other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix Home Life will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix Home Life and the contracts participating in the General Account, in accordance with the terms of such contracts.

  Investment income from the General Account allocated to Phoenix Home Life includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

  The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix Home Life. However, Phoenix Home Life guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 6%. Phoenix Home Life may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

  Twice each calendar month, Phoenix Home Life will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

  Excess interest, if any, will be determined by Phoenix Home Life based on information as to expected investment yields. Some of the factors that Phoenix Home Life may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX HOME LIFE AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

  Phoenix Home Life is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix Home Life's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners.

  Excess interest, if any, will be credited on the GIA Policy Value. Phoenix Home Life guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix Home Life may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GUARANTEED INTEREST ACCOUNT. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GUARANTEED INTEREST ACCOUNT AS OF THE LAST CONTRACT ANNIVERSARY. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18 MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VARIABLE PRODUCTS OPERATIONS, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B
       Illustrations of Death Benefits, Policy Values ("Account Values"),
                           and Cash Surrender Values.

  The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits will also differ, depending on your premium allocations to each Sub-account of the VUL Account, if the overall actual rates of return averaged 0% or 12%, but went above or below those figures for the individual Sub-accounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first ten years is the Surrender Charge. For each age illustrated, tables are included for death benefit Option 1 and Option 2. Tables are also included to reflect the blended cost of insurance charge applied under multiple lives Policies.



The Death Benefit, Account Value, and Cash Surrender Value amounts reflect the following current charges:

1. Issue Charge of $150.

2. Monthly Administrative Charge of $5.00 per month ($10 per month guaranteed maximum).

3. Premium Tax Charge of 2.25% (will vary from state to state on Multiple Life Policies).

4. A Federal Tax Charge of 1.5% (for Single Life Policies only).

5. Cost of Insurance Charge. For each age, the tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions -- Cost of Insurance.")

6. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis (or for Single Life Policies, .25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions -- Mortality and Expense Risk Charge.")

These illustrations also assume an average investment advisory fee of .58% on an annual basis, of the average daily net asset value of each of the Series of the Fund. These illustrations also assume other ongoing average Fund expenses of
 .18%. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1994, total operating expenses for the Money Market Series, Growth Series, Bond Series, Total Return Series, Balanced Series and International Series would have been approximately 0.58%, 0.80%, 0.72%, 0.75%, 0.70% and 1.10% respectively, of the average net assets of the Series. (See "Charges and Deductions -- Investment Management Charge.")

Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0% and 12% on the Fund's assets are equivalent to net annual investment return rates of approximately - 1.55% and 10.35%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 12% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions -- Other Charges -- Taxes.")

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                              FACE AMOUNT: $100,000
                                                INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                            INSURANCE POLICY OPTION 1

                                          Assuming
                        --------------------------------------------------
                            Current Charges         Guaranteed Charges
                        ------------------------  ------------------------
        Assumed                       Cash                           Cash
        Annual    Premium   Account   Surrender  Death     Account   Surrender   Death
        Premium   Accum.    Value     Value      Benefit   Value     Value       Benefit
 Year   Payments  @ 5%      @ 12.00%  @ 12.00%   @ 12.00%  @ 0.0%    @ 0.0%      @ 0.0%
------  ------   ------     -------   -------    -------   ------    ------      -------

    1    1,000     1,050       667         0     100,000     514         0       100,000
    2    1,000     2,153     1,555       593     100,000   1,161       199       100,000
    3    1,000     3,310     2,525     1,339     100,000   1,789       602       100,000
    4    1,000     4,526     3,586     2,279     100,000   2,396     1,089       100,000
    5    1,000     5,802     4,745     3,438     100,000   2,982     1,675       100,000

    5    5,000     5,802     4,745     3,438     100,000   2,982     1,675       100,000

    6    1,000     7,142     6,012     4,850     100,000   3,546     2,384       100,000
    7    1,000     8,549     7,396     6,379     100,000   4,085     3,068       100,000
    8    1,000    10,027     8,911     8,038     100,000   4,600     3,728       100,000
    9    1,000    11,578    10,566    10,131     100,000   5,089     4,654       100,000
   10    1,000    13,207    12,380    12,380     100,000   5,552     5,552       100,000

   10   10,000    13,207    12,380    12,380     100,000   5,552     5,552       100,000

   11    1,000    14,917    14,372    14,372     100,000   5,986     5,986       100,000
   12    1,000    16,713    16,562    16,562     100,000   6,389     6,389       100,000
   13    1,000    18,599    18,972    18,972     100,000   6,761     6,761       100,000
   14    1,000    20,579    21,626    21,626     100,000   7,100     7,100       100,000
   15    1,000    22,657    24,549    24,549     100,000   7,403     7,403       100,000

   15   15,000    22,657    24,549    24,549     100,000   7,403     7,403       100,000

   16    1,000    24,840    27,927    27,927     100,000   7,713     7,713       100,000
   17    1,000    27,132    31,674    31,674     100,000   7,981     7,981       100,000
   18    1,000    29,539    35,830    35,830     100,000   8,202     8,202       100,000
   19    1,000    32,066    40,445    40,445     100,000   8,369     8,369       100,000
   20    1,000    34,719    45,570    45,570     100,000   8,476     8,476       100,000

   20   20,000    34,719    45,570    45,570     100,000   8,476     8,476       100,000

 @ 62   27,000    79,064   101,732   101,732     130,218   6,957     6,957       100,000
 @ 65   30,000    94,836   141,251   141,251     172,327   4,459     4,459       100,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
FEMALE 35 NEVERSMOKE                             FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000


     THE FLEX EDGE SUCCESS-- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                            INSURANCE POLICY OPTION 1


                                             Assuming
                           ---------------------------------------------------------
                                    Current Charges          Guaranteed Charges
                           ------------------------------  -------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
 Year   Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @0.0%     @.0%
------  ------   ------    -------    -------    ------    -------  ------    -------

   1    1,000      1,050       696          0     100,000      535       0     100,000
   2    1,000      2,153     1,615        686     100,000    1,203     274     100,000
   3    1,000      3,310     2,619      1,465     100,000    1,850     697     100,000
   4    1,000      4,526     3,718      2,523     100,000    2,478   1,282     100,000
   5    1,000      5,802     4,920      3,725     100,000    3,083   1,887     100,000

   5    5,000      5,802     4,920      3,725     100,000    3,083   1,887     100,000

   6    1,000      7,142     6,234      5,170     100,000    3,665   2,601     100,000
   7    1,000      8,549     7,671      6,739     100,000    4,223   3,290     100,000
   8    1,000     10,027     9,244      8,443     100,000    4,756   3,955     100,000
   9    1,000     11,578    10,967     10,567     100,000    5,265   4,866     100,000
  10    1,000     13,207    12,858     12,858     100,000    5,751   5,751     100,000

  10   10,000     13,207    12,858     12,858     100,000    5,751   5,751     100,000

  11    1,000     14,917    14,940     14,940     100,000    6,213   6,213     100,000
  12    1,000     16,713    17,235     17,235     100,000    6,651   6,651     100,000
  13    1,000     18,599    19,765     19,765     100,000    7,063   7,063     100,000
  14    1,000     20,579    22,554     22,554     100,000    7,448   7,448     100,000
  15    1,000     22,657    25,633     25,633     100,000    7,806   7,806     100,000

  15   15,000     22,657    25,633     25,633     100,000    7,806   7,806     100,000

  16    1,000     24,840    53,866     53,866     100,000    8,179   8,179     100,000
  17    1,000     27,132    60,581     60,581     100,000    8,522   8,522     100,000
  18    1,000     29,539    68,059     68,059     100,000    8,832   8,832     100,000
  19    1,000     32,066    76,386     76,386     105,413    9,103   9,103     100,000
  20    1,000     34,719    85,624     85,624     114,737    9,334   9,334     100,000

  20   20,000     34,719    85,624     85,624     114,737    9,334   9,334     100,000

@ 62   27,000     79,064   107,214    107,214     137,235    9,762   9,762     100,000
@ 65   30,000     94,836   149,125    149,125     181,933    8,995   8,995     100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                               FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000


     THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                            INSURANCE POLICY OPTION 2

                                             Assuming
                           ---------------------------------------------------------
                                    Current Charges          Guaranteed Charges
                           ------------------------------  -------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
 Year   Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050       666          0     100,666      512         0   100,513
   2     1,000     2,153     1,550        589     101,551    1,157       196   101,158
   3     1,000     3,310     2,516      1,329     102,516    1,782       595   101,782
   4     1,000     4,526     3,568      2,261     103,569    2,384     1,077   102,385
   5     1,000     5,802     4,715      3,408     104,716    2,964     1,657   102,964

   5     5,000     5,802     4,715      3,408     104,716    2,964     1,657   102,964

   6     1,000     7,142     5,965      4,803     105,966    3,519     2,357   103,520
   7     1,000     8,549     7,326      6,309     107,327    4,048     3,031   104,049
   8     1,000    10,027     8,810      7,937     108,810    4,552     3,679   104,552
   9     1,000    11,578    10,425      9,990     110,425    5,026     4,591   105,026
  10     1,000    13,207    12,186     12,186     112,186    5,472     5,472   105,473

  10    10,000    13,207    12,186     12,186     112,186    5,472     5,472   105,473

  11     1,000    14,917    14,111     14,111     114,112    5,887     5,887   105,887
  12     1,000    16,713    16,219     16,219     116,219    6,268     6,268   106,268
  13     1,000    18,599    18,526     18,526     118,526    6,614     6,614   106,615
  14     1,000    20,579    21,053     21,053     121,053    6,925     6,925   106,925
  15     1,000    22,657    23,820     23,820     123,821    7,196     7,196   107,196

  15    15,000    22,657    23,820     23,820     123,821    7,196     7,196   107,196

  16     1,000    24,840    27,004     27,004     127,004    7,468     7,468   107,469
  17     1,000    27,132    30,511     30,511     130,511    7,694     7,694   107,695
  18     1,000    29,539    34,374     34,374     134,375    7,867     7,867   107,868
  19     1,000    32,066    38,631     38,631     138,631    7,982     7,982   107,982
  20     1,000    34,719    43,319     43,319     143,319    8,030     8,030   108,030

  20    20,000    34,719    43,319     43,319     143,319    8,030     8,030   108,030

@ 62    27,000    79,064    92,590     92,590     192,591    5,927     5,927   105,928
@ 65    30,000    94,836   126,018    126,018     226,018    3,139     3,139   103,139


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

              PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
FEMALE 35 NEVERSMOKE                              FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM:$1,000


       THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                            INSURANCE POLICY OPTION 2

                                             Assuming
                           ---------------------------------------------------------
                                    Current Charges          Guaranteed Charges
                           ------------------------------  -------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------

   1     1,000     1,050       695          0    100,695      534         0   100,535
   2     1,000     2,153     1,611        682    101,611    1,200       271   101,200
   3     1,000     3,310     2,611      1,457    102,611    1,844       690   101,845
   4     1,000     4,526     3,702      2,507    103,703    2,467     1,271   102,467
   5     1,000     5,802     4,893      3,698    104,894    3,066     1,870   103,066

   5     5,000     5,802     4,893      3,698    104,894    3,066     1,870   103,066

   6     1,000     7,142     6,192      5,129    106,193    3,640     2,577   103,641
   7     1,000     8,549     7,608      6,676    107,609    4,189     3,256   104,189
   8     1,000    10,027     9,153      8,352    109,153    4,710     3,909   104,711
   9     1,000    11,578    10,840     10,440    110,840    5,206     4,806   105,207
  10     1,000    13,207    12,683     12,683    112,684    5,676     5,676   105,677

  10    10,000    13,207    12,683     12,683    112,684    5,676     5,676   105,677

  11     1,000    14,917    14,706     14,706    114,707    6,120     6,120   106,121
  12     1,000    16,713    16,927     16,927    116,927    6,538     6,538   106,538
  13     1,000    18,599    19,365     19,365    119,366    6,927     6,927   106,927
  14     1,000    20,579    22,044     22,044    122,044    7,286     7,286   107,286
  15     1,000    22,657    24,986     24,986    124,987    7,614     7,614   107,615

  15    15,000    22,657    24,986     24,986    124,987    7,614     7,614   107,615

  16     1,000    24,840    28,376     28,376    128,376    7,954     7,954   107,955
  17     1,000    27,132    32,122     32,122    132,123    8,260     8,260   108,261
  18     1,000    29,539    36,263     36,263    136,263    8,528     8,528   108,528
  19     1,000    32,066    40,837     40,837    140,838    8,752     8,752   108,753
  20     1,000    34,719    45,895     45,895    145,896    8,933     8,933   108,933

  20    20,000    34,719    45,895     45,895    116,344    8,933     8,933   108,933

@ 62    27,000    79,064   100,073    100,073    200,073    8,863     8,863   108,863
@ 65    30,000    94,836   137,710    137,710    237,710    7,797     7,797   107,798



Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

              PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                          BASE FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                        INITIAL ANNUAL PREMIUM: $1,000



  JOINT EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 1

                                             Assuming
                           ---------------------------------------------------------
                                    Current Charges          Guaranteed Charges
                           ------------------------------  -------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050       598          0    100,000      383       0     100,000
   2     1,000     2,153     1,406        423    100,000      894       0     100,000
   3     1,000     3,310     2,287      1,206    100,000    1,377     295     100,000
   4     1,000     4,526     3,248      2,076    100,000    1,831     659     100,000
   5     1,000     5,802     4,296      3,087    100,000    2,252   1,044     100,000

   5     5,000     5,802     4,296      3,087    100,000    2,252   1,044     100,000

   6     1,000     7,142     5,438      4,374    100,000    2,639   1,576     100,000
   7     1,000     8,549     6,684      5,766    100,000    2,988   2,069     100,000
   8     1,000    10,027     8,043      7,345    100,000    3,298   2,600     100,000
   9     1,000    11,578     9,530      9,052    100,000    3,567   3,090     100,000
  10     1,000    13,207    11,154     11,154    100,000    3,797   3,797     100,000

  10    10,000    13,207    11,154     11,154    100,000    3,797   3,797     100,000

  11     1,000    14,917    12,928     12,928    100,000    3,983   3,983     100,000
  12     1,000    16,713    14,862     14,862    100,000    4,122   4,122     100,000
  13     1,000    18,599    16,970     16,970    100,000    4,212   4,212     100,000
  14     1,000    20,579    19,272     19,272    100,000    4,249   4,249     100,000
  15     1,000    22,657    21,787     21,787    100,000    4,229   4,229     100,000

  15    15,000    22,657    21,787     21,787    100,000    4,229   4,229     100,000

  16     1,000    24,840    24,538     24,538    100,000    4,147   4,147     100,000
  17     1,000    27,132    27,555     27,555    100,000    3,995   3,995     100,000
  18     1,000    29,539    30,865     30,865    100,000    3,761   3,761     100,000
  19     1,000    32,066    34,501     34,501    100,000    3,436   3,436     100,000
  20     1,000    34,719    38,500     38,500    100,000    3,009   3,009     100,000

  20    20,000    34,719    38,500     38,500    100,000    3,009   3,009     100,000

@ 62    27,000    79,064    81,068     81,068    103,768        0       0           0
@ 65    30,000    94,836   110,698    110,698    135,052        0       0           0


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 25.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.59% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.79% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY          Page 1 of 1
             Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                              BASE FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                            INITIAL ANNUAL PREMIUM: $1,000




   JOINT EDGE -- A FLEXIBLE PREMIUM JOINT UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 2

                                             Assuming
                           ---------------------------------------------------------
                                    Current Charges          Guaranteed Charges
                           ------------------------------  -------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050       596          0     100,597     381        0    100,382
   2     1,000     2,153     1,400        417     101,401     889        0    100,889
   3     1,000     3,310     2,274      1,192     102,274   1,366      284    101,366
   4     1,000     4,526     3,223      2,052     103,224   1,812      640    101,813
   5     1,000     5,802     4,255      3,047     104,256   2,223    1,015    102,224

   5     5,000     5,802     4,255      3,047     104,256   2,223    1,015    102,224

   6     1,000     7,142     5,375      4,312     105,376   2,599    1,535    102,599
   7     1,000     8,549     6,592      5,674     106,593   2,932    2,014    102,933
   8     1,000    10,027     7,913      7,215     107,913   3,225    2,527    103,226
   9     1,000    11,578     9,350      8,872     109,350   3,475    2,997    103,475
  10     1,000    13,207    10,909     10,909     110,910   3,682    3,682    103,682

  10    10,000    13,207    10,909     10,909     110,910   3,682    3,682    103,682

  11     1,000    14,917    12,603     12,603     112,603   3,842    3,842    103,842
  12     1,000    16,713    14,433     14,433     114,434   3,953    3,953    103,954
  13     1,000    18,599    16,412     16,412     116,412   4,013    4,013    104,013
  14     1,000    20,579    18,550     18,550     118,551   4,016    4,016    104,017
  15     1,000    22,657    20,861     20,861     120,862   3,961    3,961    103,962

  15    15,000    22,657    20,861     20,861     120,862   3,961    3,961    103,962

  16     1,000    24,840    23,359     23,359     123,360   3,841    3,841    103,842
  17     1,000    27,132    26,064     26,064     126,064   3,650    3,650    103,650
  18     1,000    29,539    28,989     28,989     128,990   3,376    3,376    103,377
  19     1,000    32,066    32,154     32,154     132,155   3,010    3,010    103,011
  20     1,000    34,719    35,574     35,574     135,575   2,544    2,544    102,544

  20    20,000    34,719    35,574     35,574     135,575   2,544    2,544    102,544

@ 62    27,000    79,064    68,238     68,238     168,239       0        0          0
@ 65    30,000    94,836    88,253     88,253     188,253       0        0          0


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 24.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.59% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.79% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                       VERSION B
                         VARIABLE LIFE INSURANCE POLICY
             Issued By: Phoenix Home Life Mutual Insurance Company
                               101 Munson Street
                                  P.O. Box 810
                      Greenfield, Massachusetts 01302-0810
                           Telephone: (800) 892-4885
                                   PROSPECTUS
                                  May 1, 1996

  This prospectus describes a Flexible Premium Variable Life Insurance Policy (the "Policy"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). An applicant chooses the amount of Issue Premium desired and it is then shown in the Policy. Generally, the minimum Issue Premium Phoenix Home Life will accept is the greater of $50 or 1/6 of the Planned Annual Premium. Phoenix Home Life may in some cases accept less than that amount. The amount and payment frequency of planned premiums are as shown in the Policy. If too much is paid in premium in the early Policy Years, the Policy could become a "modified endowment contract". This would cause loans and other amounts received under the Policy to be subject to tax and/or penalties. Currently, Phoenix Home Life notifies a Policyowner when a Policy becomes a modified endowment contract.


  Premium payments are allocated to one or more of the sub-accounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. Each Sub-account of the VUL Account invests exclusively in a portfolio of The Phoenix Edge Series Fund (the "Fund"). The available portfolios of the Fund currently include the Money Market Series; Growth Series; Bond Series; Total Return Series; Balanced Series, International, Real Estate and Strategic Theme Series. For certain Policyowners, the Issue Premium is first allocated to the Money Market Sub-account before being allocated according to the instructions in the application.


  There is no guaranteed minimum Policy Value except for that portion of Policy Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Policy Value not invested in the GIA will vary to reflect the investment experience of the Sub-accounts of the VUL Account to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The death benefit under the Policy equals the Policy's face amount on the date of the Insured's death or, if greater, the Policy Value on the date of death increased by the applicable percentage set forth in the Policy. Other death benefit options are also available.

  A Policyowner may cancel the Policy within 10 days (or longer in some states), after the Policyowner receives it or 10 days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

  It may not be advantageous to purchase a Policy as a replacement for your current life insurance or to supplement an existing life insurance policy.

  This prospectus is valid only if accompanied by or preceded by a current prospectus for The Phoenix Edge Series Fund. This prospectus and the prospectus for the Fund should be read and retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                            Page
--------------------------------------------------
VARIABLE LIFE INSURANCE POLICY                   1
TABLE OF CONTENTS                                2
FINANCIAL HIGHLIGHTS                             3
SPECIAL TERMS                                    7
SUMMARY                                          7
PHOENIX HOME LIFE AND THE VARIABLE ACCOUNT       9
 Phoenix Home Life Mutual Insurance Company      9
 The VUL Account                                 9
 The Guaranteed Interest Account                10
THE POLICY                                      10
 Introduction                                   10
 Eligible Purchasers                            10
 Premium Payment                                10
 Allocation of Issue Premium                    11
 Right to Cancel Period                         11
 Temporary Insurance Coverage                   12
 Transfer of Policy Value                       12
 Determination of Sub-account Values            12
 Death Benefit                                  13
 Surrenders                                     13
 Policy Loans                                   14
 Lapse                                          15
 Payment of Premiums During Period of
  Disability                                    15
 Additional Insurance Options                   15
 Additional Rider Benefits                      15
INVESTMENTS OF THE VUL ACCOUNT                  16
 Participating Mutual Fund                      16
 Investment Adviser to The Phoenix Edge
  Series Fund                                   17
 Reinvestment and Redemption                    17
 Substitution of Investments                    17
 Performance History                            18
CHARGES AND DEDUCTIONS                          19
 Monthly Deduction                              19
 Premium Taxes                                  19
 Mortality and Expense Risk Charge              20
 Investment Management Charge                   20
 Other Charges                                  20
GENERAL PROVISIONS                              21
 Postponement of Payments                       21
 Payment by Check                               21
 The Contract                                   22
 Suicide                                        22
 Incontestability                               22
 Change of Owner or Beneficiary                 22
 Assignment                                     22
 Misstatement of Age or Sex                     22
 Surplus                                        22


                                            Page
--------------------------------------------------
PAYMENT OF PROCEEDS                             22
 Surrender and Death Benefit Proceeds           22
 Payment Options                                22
FEDERAL TAX CONSIDERATIONS                      23
 Introduction                                   23
 Phoenix Home Life's Tax Status                 23
 Policy Proceeds                                23
 Other Taxes                                    24
 Modified Endowment Contracts                   24
 Limitations on Unreasonable Mortality
    and Expense Charges                         25
 Qualified Plans                                25
 Diversification Standards                      25
 Change of Ownership or Insured or Assignment   26
VOTING RIGHTS                                   26
 The Fund                                       26
 Phoenix Home Life                              26
THE DIRECTORS AND EXECUTIVE OFFICERS
 OF PHOENIX HOME LIFE                           26
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS         27
SALES OF POLICIES                               27
STATE REGULATION                                28
REPORTS                                         28
LEGAL PROCEEDINGS                               28
LEGAL MATTERS                                   28
REGISTRATION STATEMENT                          28
FINANCIAL STATEMENTS                            28
APPENDIX A                                      31
APPENDIX B                                      32


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

The Policy is not available in all States.

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)

        Following are the Financial Highlights for the periods indicated:


                                              Money Market Sub-account
                                           ------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................                                    (1)
 Net investment income ..................                                    (1)


                                               Growth Sub-account
                                           ------------------------------------

Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss).
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................

(1) Annualized

                            FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)


                                                  Bond Sub-account
                                           -------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss)
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................

                                              Total Return Sub-account
                                          -------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss)
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................

(1) Annualized

                            FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)


                                                International Sub-account
                                          -------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss)
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................
                                                      Balanced Sub-account
                                          -------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss)
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................

(1) Annualized

                              FINANCIAL HIGHLIGHTS
     (Selected data for a unit outstanding throughout the indicated period)


                                                       Real Estate
                                                       Sub-account
                                          -------------------------------------
Net asset value, beginning of period ....
Income from investment operations
 Net investment income ..................
 Net realized and unrealized gain (loss)
  Total from investment operations ......
Change in net asset value ...............            [To be filed by amendment]
Net asset value, end of period ..........
Total return ............................
Ratios/supplemental data:
Net  assets, end of period (000) ........
Ratio to  average  net  assets of:
 Total expenses .........................
 Net investment income ..................
Portfolio turnover ......................

(1) Annualized




                    STRATEGIC THEME SUB-ACCOUNT


  This Sub-account commenced operations as of the date of this prospectus;
       accordingly financials for this Sub-account are not yet available.

SPECIAL TERMS

  As used in this Prospectus, the following terms have the indicated meanings:

Attained Age: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

Beneficiary: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

Cash Surrender Value: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

Death Benefit Guarantee: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

Debt: Outstanding loans against a Policy, plus accrued interest.

General Account: The general asset account of Phoenix Home Life.


Guaranteed Interest Account (GIA): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest may also be credited, in the sole discretion of Phoenix Home Life.


In Force: Condition under which the coverage under a Policy is in effect and the Insured's life remains insured.

Insured: The person upon whose life the Policy is issued.

In Writing (Written Request): In a written form satisfactory to Phoenix Home Life and delivered to Variable and Universal Life Administration.

Issue Premium: The premium payment made in connection with the issue of the Policy.

Maturity Date: The latest date that the Policy will terminate.

Minimum Required Premium: The required premium as specified in the Policy. An increase or decrease in the face amount of the policy will change the Minimum Required Premium amount.


Monthly Calculation Day: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

Payment Date: The Valuation Date on which a premium payment or loan repayment is received at Phoenix Home Life, unless it is received after the close of the New York Stock Exchange, in which case it will be the next Valuation Date.


Phoenix Home Life: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

Planned Annual Premium: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum premium required for the face amount of insurance selected and must be no greater than the maximum premium allowed for the face amount selected.

Policy Anniversary: Each anniversary of the Policy Date.

Policy Date: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which Policy Years and Policy Anniversaries are measured.

Policy Month: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

Policyowner (Owner): The owner of a Policy.

Policy Value: The sum of a Policy's share in the values of each Sub-account of the VUL Account plus the Policy's share in the values of the Guaranteed Interest Account.

Policy Year: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy anniversary. Each succeeding Policy Year is the one-year period from the Policy anniversary up to but not including the next Policy Anniversary.

Proportionate: Amounts allocated to Sub-accounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Sub-accounts so that such shares maintain the same ratio to each other before and after the allocation.


Sub-accounts: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.


Unit: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Sub-account will reflect the investment performance of that Sub-account and will vary in dollar amount.

Valuation Date: For any Sub-account, each date on which the net asset value of the Fund is determined.

Valuation Period: For any Sub-account, the period in days from the end of one Valuation Date through the next.

Variable and Universal Life Administration: Variable and Universal Life Administration Division of Phoenix Home Life Mutual Insurance Company.

VUL Account: Phoenix Home Life Variable Universal Life Account.


SUMMARY


1. What is the Difference Between the Policy and a Conventional Fixed Benefit Life Insurance Policy?

  Like conventional fixed-benefit life insurance, so long as the Policy remains In Force, the Policy will provide for: (1) the payment of a death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of cash value; and
(3) surrender rights and Policy loan privileges.

  The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate premiums to one or more Sub-accounts of the VUL Account or to the Guaranteed Interest Account. Each Sub-account invests exclusively in a designated portfolio of the Fund. Also, under the Policy, the Policy Value invested in the VUL Account is not guaranteed and may increase or decrease depending upon the investment experience of the Sub-accounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

  In addition, unlike conventional fixed benefit life insurance, a Policyowner also has the flexibility to make additional premium payments and to thereby adjust the Policy Value. However, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain In Force. Generally, lapse will occur when the Cash Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."

  If a Whole Life Exchange Option Rider is attached to the Policy, the Policy may be exchanged for a fixed-benefit whole life policy. (See "Additional Rider Benefits").


2. Is There a Guaranteed Account Option?

  Yes. A Policyowner may elect to have premium payments allocated to the Guaranteed Interest Account. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix Home Life may also, in its sole discretion, credit excess interest. (See Appendix A)


3. What Is the Death Benefit under the Policy?

  The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates an Issue Premium. The Policy indicates the face amount of insurance. The death benefit will equal the face amount on the date of the Insured's death or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. If the enhanced death benefit option is selected, the death benefit will equal the face amount on the date of the Insured's death plus the Policy Value or, if greater, the Policy Value on the date of the Insured's death increased by the applicable percentage set forth in the Policy. Guaranteed death benefit and living benefits riders are also available. See "Death Benefit."


4. How Long Will the Policy Remain In Force?

  The Policy will only lapse when the Cash Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions -- Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the Policy differs in two important respects from a conventional life insurance Policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any pre-specified amount does not guarantee that the Policy will remain In Force until the Maturity Date. A rider is available to ensure that premium payments will continue during a period of disability.


5. What Charges are There in Connection With the Policy?

  Monthly Deduction: A deduction is made each Policy Month from the Policy Value (excluding the value of the loaned portion of the Guaranteed Interest Account) to pay the cost of insurance provided under the Policy; the cost of any rider benefits provided; any unpaid balance of the $150 Issue Expense Charge; and an administrative charge as shown on the schedule page of the Policy. The administrative charge may vary but in no event will it exceed $10 per month. Currently, the administrative charge is $5.00 per month. The administrative charge is set at a level designed to recover actual costs and is not designed to result in any profit to Phoenix Home Life. See "Charges and Deductions."

  Other Charges: A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender. A partial surrender charge equal to a pro-rata portion of the applicable surrender charge that would apply to a full surrender, determined by applying a formula, is also assessed against the VUL Account Sub-accounts or the Guaranteed Interest Account when a partial surrender is made.

  No charges are currently made from the VUL Account or the Guaranteed Interest Account for federal or state income taxes. If Phoenix Home Life determines that such taxes may be imposed, it may make deductions from the VUL Account to pay these taxes.

  Phoenix Home Life charges each Sub-account of the VUL Account the daily equivalent of 0.80% on an annual basis of the current value of the Sub-account's net assets for its assumption of certain mortality and expense risks incurred in connection with the Policy.

  Premium amounts are also reduced by any applicable state premium tax based on the Policyowner's last known address on record with Variable and Universal Life Administration and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.


  Investment advisory charges are imposed on an annual basis based on the average daily net assets of the Series of the Fund as follows:



           Rate for First     Rate for Next   Rate for Excess
Series        $250,000,000      $250,000,000    Over $500,000,000
------        ------------      ------------    -----------------
Money Market     .40%               .35%              .30%
Bond.......      .50%               .45%              .40%
Balanced...      .55%               .50%              .45%
Total Return     .60%               .55%              .50%
Growth.....      .70%               .65%              .60%
International    .75%               .70%              .65%
Strategic
Theme......      .75%               .70%              .65%

                      Phoenix Realty Securities, Inc.

             Rate for First     Rate for Next   Rate for Excess
Series       $1,000,000,000    $1,000,000,000  Over $2,000,000,000
------       --------------    --------------  -------------------
Real Estate       .75%              .70%              .65%

  In addition, each Series (except the International, Real Estate and Strategic Theme Series) pays a portion or all of its other operating expenses, up to .15% of its total net assets. The International, Real Estate and Strategic Theme Series pay other operating expenses up to .40%, .25% and .25%, respectively, of its total net assets. See "Charges and Deductions."


6. Is there a Right to Cancel Period?

  Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it (or longer in some states), or 10 days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


7. How are Premiums Allocated?


  If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix Home Life will allocate the entire Issue Premium less any applicable charges to the Money Market Sub-account of the VUL Account. Phoenix Home Life requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium less any applicable charges allocated according to the instructions in the application on the date it is received without first having the premium placed in the Money Market Sub-account. The Policy Value may be allocated among the available Sub-accounts of the VUL Account, each of which invests in shares of a designated portfolio of the Fund, or to the Guaranteed Interest Account. The eight portfolios of the Fund currently available are: Money Market Series, Growth Series, Bond Series, Total Return Series, Balanced Series, International Series, Strategic Theme Series and Real Estate Series. See "Investments of the VUL Account."



8. After the Initial Allocation, May I Change the Allocation of Policy Value?

  Yes. A Policyowner may transfer amounts among the Sub- accounts of the VUL Account or the Guaranteed Interest Account. Only one transfer per Policy Year is permitted from the unloaned portion of the Guaranteed Interest Account. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the unloaned portion of the Guaranteed Interest Account. Also, Phoenix Home Life reserves the right to require that transfers be made by written request. Phoenix Home Life further reserves the right to permit transfers of less than $500 only if the entire balance in the Sub-account of the VUL Account or the Guaranteed Interest Account is transferred. A systematic transfer program is also available. See "Transfer of Policy Value."


9. May the Policy be Surrendered?

  Yes. A Policyowner may totally surrender the Policy at any time and receive the Cash Surrender Value. Subject to certain limitations, the Policyowner may also partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix Home Life may set a minimum partial surrender amount, not to exceed $500. See "Surrenders -- Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." If the Policy is totally or partially surrendered during the first ten Policy Years, a Surrender Charge will apply. See "Surrender Charge." In addition, there may be certain tax consequences as the result of a surrender. For example, a Policy may be a "modified endowment contract" if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 591/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."


10.  What is the Policy's Loan Privilege?

  A Policyowner may obtain Policy loans in an amount up to 90% of the result of subtracting the remaining surrender charge from the Policy Value. The interest rate on a loan is at an effective annual rate as stated in the Policy, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account to the loaned portion of the Guaranteed Interest Account and is credited with interest at an effective annual rate as stated in the Policy. Phoenix Home Life reserves the right not to allow loans of less than $200 unless the loans are to pay premiums on another policy issued by Phoenix Home Life. See "The Policy -- Policy Loans."

The proceeds of Policy loans may be subject to Federal income tax under certain circumstances. See "Federal Tax Considerations."


11. How are Insurance Benefits Paid?

Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. See "Payment Options."


PHOENIX HOME LIFE AND THE VARIABLE ACCOUNT


Phoenix Home Life Mutual Insurance Company

  Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") is a mutual life insurance company originally chartered in Connecticut in 1851. Its executive office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix Home Life is the nation's 13th largest mutual life insurance company and has admitted assets of approximately $12 billion. Phoenix Home Life sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


The VUL Account

  The VUL Account is a separate account of Phoenix Home Life registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix Home Life by the Securities and Exchange Commission.

  The VUL Account currently has eight Sub-accounts available for allocation of Policy Value. If in the future Phoenix Home Life determines that marketing needs and investment conditions warrant, Phoenix Home Life may establish additional Sub-accounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix Home Life. Each Sub-account will invest solely in shares of the Fund allocable to one of eight portfolios, each having the specified investment objective set forth under "Investments of the VUL Account -- Participating Mutual Fund."

  Phoenix Home Life does not guarantee the investment performance of the VUL Account or any of its Sub-accounts. The Policy Value allocated to the VUL Account depends on the investment performance of the Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

  The VUL Account may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of sub-accounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Series performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and Work Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P represents about 80% of the market value of all issues traded on the New York Stock Exchange.


  The VUL Account is administered and accounted for as part of the general business of Phoenix Home Life, but the income, gains, or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains, or losses of any other business Phoenix Home Life may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix Home Life may conduct. Nevertheless all obligations arising under the Policy are general corporate obligations of Phoenix Home Life.


The Guaranteed Interest Account

  The Guaranteed Interest Account is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix Home Life reserves the right to limit cumulative deposits, including transfers, to the unloaned portion of the Guaranteed Interest Account to no more than $250,000 during any one-week period. Phoenix Home Life will credit interest daily on the amounts allocated under the Policy to the Guaranteed Interest Account. The credited rate will be uniform by class. The loaned portion of the Guaranteed Interest Account will be credited interest at an effective annual fixed rate of 6%. Interest on the unloaned portion of the Guaranteed Interest Account will be credited at an effective annual rate of not less than 4%.

  Twice each calendar month Phoenix Home Life sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the Guaranteed Interest Account. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the Guaranteed Interest Account at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the Guaranteed Interest Account, see Appendix A.


THE POLICY


Introduction

  The Policy is a variable life insurance policy. The Policy has a death benefit, Cash Surrender Value, and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies into which of several Sub- accounts of the VUL Account or the Guaranteed Interest Account net premium is to be allocated. Each Sub-account of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy Value varies according to the investment performance of the Series to which Policy Value has been allocated.


Eligible Purchasers


  Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured, and the Insured consents.



Premium Payment

  The minimum Issue Premium for a Policy is generally the greater of $50 or 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment fre-quency of planned premiums are as shown on the schedule page of the Policy. All premiums are payable in advance at Variable and Universal Life Administration, except that the Issue Premium may be paid to an authorized agent of Phoenix Home Life for forwarding to the Underwriting Department of Phoenix Home Life.

  Any premium payments will be reduced by the premium tax charge applicable in the state of the Policyowner's last known address on record with Variable and Universal Life Administration. The Issue Premium will also be reduced by the Issue Expense Charge of $150 on a pro rata basis in equal monthly installments over a 12 month period. Any unpaid balance of the Issue Expense Charge will be paid to Phoenix Home Life upon Policy Lapse or termination.

  Premium payments received during a grace period will also be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Sub-accounts of the VUL Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the Policy or as later changed. The allocation schedule for premium payments may be changed by calling or writing to Variable and Universal Life Administration. Allocations to the VUL Account Sub-accounts or to the Guaranteed Interest Account must be expressed in terms of whole percentages.

  The number of units credited to a Sub-account of the VUL Account will be determined by dividing the portion of the net premium applied to that Sub-account by the unit value of the Sub-account on the Payment Date.

  A Policyowner may increase or decrease the planned premium amount or payment frequency at any time by written notice to Variable and Universal Life Administration. Phoenix Home Life reserves the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

  A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix Home Life's receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was In Force.

  The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value will then be adjusted to reflect the refund. The amount to be taken from each Sub-account or the Guaranteed Interest Account will be allocated in the same manner as provided for monthly deductions unless the Policyowner requests otherwise in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if Phoenix Home Life determines that additional premium would be permitted by Federal laws or regulations.

  A Policyowner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Sub-account. The amount the Policyowner designates will be automatically invested in the Sub-account of his choice on the date the bank draws on his account.

  Policies sold to officers, directors and employees of Phoenix Home Life (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix Home Life (and their spouses and children).


Allocation of Issue Premium


  Within 7 business days after the later of receipt of the Issue Premium and Phoenix Home Life's approval of a completed application for processing, Phoenix Home Life will allocate the Issue Premium less applicable charges to the VUL Account or to the Guaranteed Interest Account. Generally, the Issue Premium less applicable charges is directly allocated in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix Home Life temporarily allocates the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Sub-account of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Sub-account is allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.



Right to Cancel Period

  A Policy may be returned by mailing or delivering it to Phoenix Home Life within ten days after the Policyowner receives it (or longer in some states); within ten days after Phoenix Home Life mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix Home Life never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix Home Life will return the sum of the following as of the date Phoenix Home Life receives the returned Policy: (i) the then current Policy Value less any unpaid loans and loan interest; plus (ii) any monthly deductions, partial surrender fees, and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

  Phoenix Home Life reserves the right to disapprove an application for processing within 7 days of receipt at Phoenix Home Life of the completed application for insurance, in which event Phoenix Home Life will return the premium paid. Even after approval of the application for processing, Phoenix Home Life reserves the right to decline issuance of the Policy, in which event Phoenix Home Life will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


Temporary Insurance Coverage

  On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix Home Life issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


Transfer of Policy Value


Systematic Transfer Program

  A Policyowner may elect to transfer funds automatically among the Sub-accounts or the unloaned portion of the Guaranteed Interest Account ("GIA") on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually, or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Sub-account that funds will be transferred from and if the value in that Sub-account or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sub-account or the GIA, but may be allocated to multiple Sub-accounts. Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA, in approximate equal amounts over a minimum 18 month period. All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.


Non-Systematic Transfers

  Transfers among available Sub-accounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-892-4885, between the hours of 8:30 AM and 4:00 PM Eastern Standard Time and will be executed on the date the request is received at Variable and Universal Life Administration, except as noted below. Unless the Policyowner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes will also be accepted on behalf of the Policyowner from his or her registered representative. Phoenix Home Life and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require account and request verification and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to the Policyowner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix Home Life and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix Home Life and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases, the Policyowner should submit a written request.

  Phoenix Home Life reserves the right to permit transfers of less than $500 only if the entire balance in the Sub-account or the GIA is transferred or if the Systematic Transfer Program has been elected.

  Phoenix Home Life reserves the right to prohibit a transfer to any Sub-account of the VUL Account where the resultant value of the Policy's share in that Sub-account immediately after the transfer would be less than $500. It further reserves the right to require that the entire balance of a Sub-account or the GIA be transferred if the share of the Policy in the value of that Sub-account would, immediately after the transfer, be less than $500.

  Unless Phoenix Home Life agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the unloaned portion of the GIA and the amount that may be transferred cannot exceed the greater of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA at the time of the transfer. Non-systematic transfers from the unloaned portion of the GIA will be effectuated on the date of receipt by Variable and Universal Life Administration except as otherwise may be requested by the Policyowner.

  For policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until termination of the Right to Cancel Period.


Determination of Sub-account Values

  The unit value of each Sub-account of the VUL Account was set by Phoenix Home Life on the first valuation date of each such Sub-account. The unit value of a Sub-account of the VUL Account on any other Valuation Date is determined by multiplying the unit value of that Sub-account on the just prior Valuation Date by the Net Investment Factor for that Sub-account for the then current Valuation Period. The unit value of each Sub-account of the VUL Account on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to 6 decimal places. The unit value of each Sub-account of the VUL Account on a Valuation Date is determined at the end of that day.

  The Net Investment Factor for each Sub-account of the VUL Account is determined by the investment performance of the assets held by the Sub-account during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is equal to item (D) below subtracted from the result of dividing the sum of items (A) and (B) by item (C).

  (A) The value of the assets in the Sub-account on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

  (B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Sub-account if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

  (C) The value of the assets in the Sub-account as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.

  (D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

      1. the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


Death Benefit


General

  The death benefit (under Option 1) equals the Policy's face amount on the date of the Insured's death or, if greater, the minimum death benefit on the date of death. Under Option 2, the death benefit equals the Policy's face amount on the date of the Insured's death plus the Policy Value. Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by the applicable percentage from the table contained in the Policy, based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.


Guaranteed Death Benefit Option

  For Policies with a face amount of at least $50,000, a guaranteed death benefit rider may be purchased. Under this Policy rider, if a Policyowner pays the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by increases or decreases. In order to keep this guaranteed death benefit In Force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.


Living Benefits Option


  In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.



Partial Surrender and Decreases in Face Amount: Effect on
 Death Benefit

  A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. With a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. With a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."


Requests for Decrease in Face Amount

  A Policyowner may request a decrease in face amount at any time after the first Policy Year. Unless Phoenix Home Life agrees otherwise, the decrease must at least equal $10,000 and the face amount remaining after the decrease must at least equal $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date Phoenix Home Life approves the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease, upon a decrease in face amount. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (the decrease in face amount divided by the face amount of the Policy before the decrease).


Surrenders


General

  At any time during the lifetime of the Insured and while the Policy is In Force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to Phoenix Home Life to Variable and Universal Life Administration, along with the Policy if Phoenix Home Life so requires. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at Variable and Universal Life Administration.

  Upon partial or full surrender, Phoenix Home Life generally will pay the amount surrendered to the Policyowner within seven days after Phoenix Home Life receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions -- Postponement of Payments." For the Federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


Full Surrenders

  If the Policy is being fully surrendered, the Policy itself must be returned to Variable and Universal Life Administration, along with the written release and surrender of all claims in a form satisfactory to Phoenix Home Life. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."


Partial Surrenders

  A Policyowner may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. The Policyowner may do this at any time during the lifetime of the Insured while the Policy is In Force with a Written Request to Variable and Universal Life Administration. Phoenix Home Life reserves the right to require that the Policy be returned before payment is made. A partial surrender will be effective on the date the Written Request is received or, if required, the date the Policy is received. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds -- Payment Options."

  Phoenix Home Life reserves the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Sub-account or in the Guaranteed Interest Account that would be reduced as a result of a partial surrender would, immediately after the partial surrender, be less than $500, Phoenix Home Life reserves the right to require that as part of any partial surrender, the entire remaining balance in that Sub-account or the Guaranteed Interest Account be surrendered.

  Upon a partial surrender the Policy Value will be reduced by the sum of the following:

  (i) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Sub-account or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the assessment to each Sub-account will be made in the same manner as that provided for monthly deductions.

 (ii) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Sub-account or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

(iii) A Partial Surrender Charge. This charge is equal to a pro- rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Sub-account or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

  The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy will also be reduced by the same amount as the Policy Value is reduced as described above.


  The benefit payment under the Living Benefits Rider is not considered a partial surrender.



Policy Loans

  While the Policy is In Force, a loan may be obtained against the Policy up to the available loan value. The loan value on any day is 90% of the result of subtracting the then remaining surrender charge from the Policy Value. The available loan value is the loan value on the current day less any outstanding Debt.

  The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the Policy's share of the Sub-accounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations must generally be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Sub-account or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 6.00%, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

  Debt may be repaid at any time during the lifetime of the Insured while the Policy is In Force. Any Debt repayment received by Phoenix Home Life during a grace period will be reduced to cover any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance, in excess of any outstanding accrued loan interest, will be applied to reduce the loaned portion of the Guaranteed Interest Account and will be transferred to the unloaned portion of the Guaranteed Interest Account to the extent that loaned amounts taken from such Account have not previously been repaid. Otherwise, such balance will be transferred among the Sub-accounts as the Policyowner requests upon repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

  While there is outstanding Debt on the Policy, any payments received by Phoenix Home Life for the Policy will be applied directly to reduce the Debt unless specified as a premium payment by the Policyowner. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.

  Failure to repay a policy loan or to pay loan interest will not terminate the Policy except as otherwise provided under the terms of the Policy concerning the grace period and lapse.

  The proceeds of Policy loans may be subject to Federal income tax under certain circumstances. See "Federal Tax Considerations."

  In the future, Phoenix Home Life may set a minimum Policy loan amount not to exceed $200. However, any such minimum loan amount will not apply to any loan, the proceeds of which are used to pay a premium due on another policy issued by Phoenix Home Life.

  The Policyowner will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. For the first ten Policy Years or until the Policyowner reaches age 65, whichever occurs first, the rate will be 8.00% and thereafter the rate will be 7.00%. At the end of each Policy Year, any interest due on the Debt will be treated as a loan and will be offset by a transfer from the Policyowner's values to the value of the loaned portion of the Guaranteed Interest Account.

  A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Sub-accounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the Sub-accounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-accounts or the unloaned portion of the Guaranteed Interest Account earn more than 6.00% per annum, which is the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, Pol-icy Value does not increase as rapidly as it would have had no loan been made. If the Sub-accounts or the Guaranteed Interest Account earn less than 6.00% per annum, Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.


Lapse


  Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date. Policy Value must remain positive to avoid lapse. Beginning in the third Policy Year, the Cash Surrender Value must also be positive to avoid lapse. However, until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid. Subject to the foregoing, lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without payment of the additional amount required. If the Cash Surrender Value is insufficient to cover the monthly deduction, the Policyowner must pay during the grace period the amount equal to three times the required monthly deduction. See "Charges and Deductions."


  If on any Monthly Calculation Day during the first two Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which has become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. The Policy will continue In Force during any such grace period although, Sub-account transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days have elapsed since Phoenix Home Life mailed written notice to the Policyowner. If a premium payment for the additional amount is received by Phoenix Home Life during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Sub-accounts of the VUL Account or to the Guaranteed Interest Account in accordance with the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Sub-accounts or the Guaranteed Interest Account, Phoenix Home Life will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


Payment of Premiums During Period of Disability

  A Policyholder may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon Phoenix Home Life's receipt of proof that the insured is totally disabled and that the disability occurred while the rider was In Force. The terms of this rider may vary by state.


Additional Insurance Options

  While the Policy is In Force and the Policyowner is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an Issue Expense Charge. Phoenix Home Life will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowners may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability (See "Purchase Protection Plan Riders").


  In addition, once each Policy Year, a Policyowner may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $3.00 per $1,000 of increase in face amount, up to a maximum of $150, and to Phoenix Home Life's receipt of adequate evidence of insurability. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.



Additional Rider Benefits


  A Policyowner may purchase additional benefits under a Policy. These benefits are cancellable by the Policyowner at any time. A charge will be deducted monthly from your Policy Value for each additional rider benefit you choose except where noted below. Riders listed below that specify "no charge" are automatically included in your policy. More details will be included in the form of a rider to your Policy if you choose any of these benefits. The following benefits are currently available; however, additional riders may be available as described in the Policy.


(bullet) Disability Waiver of Specified Premium Rider

  Phoenix Home Life waives the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues), unless premiums have been waived continuously during the entire five years prior to such date in which case the waiver will continue beyond that date. The premium will be waived upon Phoenix Home Life's receipt that the Insured is totally disabled and that the disability occurred while the rider was In Force. The terms may vary by State.



(bullet) Accidental Death Benefit Rider

  An additional death benefit will be paid if the Insured dies from bodily injury that results from an accident if the Insured dies no later than 90 days after injury; and before the Policy Anniversary nearest the Insured's 75th birthday.


(bullet) Death Benefit Protection Rider

  The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that may later be increased or decreased by the Policyholder provided that certain minimum premiums are paid. Unless Phoenix Home Life agrees otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured is 20. Three (3) death benefit guarantee periods are available in all States except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:

Level: Expiry Date of Death Benefit
       Guaranteed, the later of:

  1    The policy  anniversary  nearest the
       Insured's  70th  birthday or the 7th
       Policy Year

  2    The policy  anniversary  nearest the
       Insured's  80th birthday or the 10th
       Policy Year

  3    The policy  anniversary  nearest the
       Insured's 95th birthday.

  Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and the Policyowner pays the new Minimum Required Premium.

  For Policies issued in New York, 2 guarantee periods are available:

  1 The policy anniversary nearest the Insured's 75th birthday or the 10th Policy Year

  2   The policy anniversary nearest the Insured's 95th birthday.

(bullet) Face Amount of Insurance Increase Rider

  Under the terms of this rider, any time after the first Policy Anniversary, a Policyholder may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and Phoenix Home Life requires additional evidence of insurability. The effective date of the increase will generally be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $3 per thousand of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix Home Life will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy will also increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel period (see "The Policy -- Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.


(bullet) Whole Life Exchange Option Rider

  This rider permits the Policyowner to exchange his Policy for a fixed-benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.


(bullet) Purchase Protection Plan Rider

  Under this rider a Policyowner may, at pre-determined future dates, purchase additional insurance protection without evidence of insurability.


(bullet) Living Benefits Rider


  Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT


Participating Mutual Fund
 Each Sub-account of the VUL Account invests solely in shares of a corresponding portfolio of The Phoenix Edge Series Fund (the "Fund"), a Massachusetts business trust. The Fund currently has the following Series available through the
Policies:

 Money Market Series: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

  Growth Series: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

 Bond Series: The investment objective of the Bond Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

 Total Return Series: The investment objective of the Total Return Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).

 International Series: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

  Balanced Series: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.


  Real Estate Series: The investment objective of the Real Estate Securities Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

  Strategic Theme Series: The investment objective of the Strategic Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Strategic Theme Series intends to invest primarily in common stocks believed to have substantial potential for capital growth.


  Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.

  In addition to being sold to the VUL Account, shares of the Fund are also sold to the Phoenix Home Life Variable Accumulation Account, a separate account utilized by Phoenix Home Life to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix Home Life. Shares of the Fund may also be sold to other separate accounts of Phoenix Home Life or its affiliates or of other insurance companies.

  It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Phoenix Home Life nor the Fund currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contractowners, the Fund's Trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contractowners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract- owners. Phoenix Home Life will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.



Investment Adviser to The Phoenix Edge Series Fund
  The Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Realty Securities, Inc. ("PRS") (the "Advisers"), which are located at 56 Prospect Street, Hartford, Connecticut 06115. PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the services it provides to the Fund, PIC also serves as investment adviser to the Phoenix Series Fund, Phoenix Total Return Fund, Inc., and Phoenix Multi-Portfolio Fund and as sub-adviser to the Chubb America Fund, Inc., American Skandia Trust, SunAmerica Series Trust and JNL Series Trust.

  PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life. In addition to the Fund, it also serves as investment adviser to the Real Estate Portfolio of the Phoenix Multi Portfolio Fund.

  ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as sub-adviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979.

  All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), an indirect subsidiary of Phoenix Home Life. PEPCO also performs bookkeeping and pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in fifty states. The executive offices of Phoenix Home Life are located at One American Row, Hartford, Connecticut 06115 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Reinvestment and Redemption
  All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution; all capital gains distributions of the Fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix Home Life redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.



Substitution of Investments
  Phoenix Home Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future Phoenix Home Life may establish additional Sub-accounts within the VUL Account, each of which will invest solely in shares of a designated portfolio of the Fund with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix Home Life, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix Home Life.

  If shares of any of the portfolios of the Fund should no longer be available for investment, or if in the judgment of Phoenix Home Life's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix Home Life may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission, and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Sub-account in which the substitution is to occur to another Sub-account.

Performance History
  From time to time the VUL Account may include the performance history of any or all Sub-accounts, in advertisements, sales literature or reports. Performance information about each Sub-account is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Money Market Sub-account, as yield of the Bond Sub-account and as total return of any Sub-account. Current yield for the Money Market Sub-account will be based on the income earned by the Sub-account over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the recurring charges on the Account level including the monthly administrative charge.

  Yield calculations of the Money Market Sub-account used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the Sub-account during this seven day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Sub-account based on a seven day period ending December 31, 1995.

Example:
Assumptions:


Value of hypothetical pre-existing account
 with exactly one unit at the
 beginning of the period:.....................     *
Value of the same account (excluding capital
 changes) at the end of the seven day period:      *
Calculation:
 Ending account value ........................     *
 Less beginning account value ................     *
 Net change in account value .................     *
Base period return:
 (adjusted change/beginning account value) ...     *
Current  yield = return x  (365/7)= ..........     *
Effective yield = [( 1 + return)365/7] - 1 =       *
        *[To be filed by Amendment]

The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

  For the Bond Sub-account, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.


  When a Sub-account advertises its total return, it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Sub-account at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of an applicable Policy charges except for cost of insurance and surrender charges (which vary by Insured) and premium taxes (which vary by state) at the beginning of the relevant period.


  For those Sub-accounts within the VUL Account that have not been available for one of the quoted periods, the standardized average annual total return quotations will show the investment performance such Sub-account would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.


  Below are quotations of standardized average annual total return calculated as described above.


                                       Average Annual Total Return
                                      For the period Ended 12/31/94
  Sub-          Commencement
account              Date       1 Year  5 Years  10 Years  Life of Fund
--------          --------      ------  -------  --------  ------------
Bond .........    01/01/83
Balanced .....    05/01/92            [To be filed by Amendment]
Total
  Return .....    09/17/84
Growth .......    01/01/83
International     05/01/90
  Real
  Estate .....    05/01/95

Annual Total Returns
--------------------                Total
   Year       Bond      Balanced    Return   Growth     International
---------    -----       ------     ------    -----      ------------
1983......     5.1%        N/A        N/A     31.7%          N/A
1984......    10.3%        N/A      -1.4%      9.7%          N/A
1985......    19.5%        N/A      26.2%     33.7%          N/A
1986......    18.2%        N/A      14.7%     19.4%          N/A
1987......     0.2%        N/A      11.6%      6.0%          N/A
1988......     9.5%        N/A       1.4%      3.0%          N/A
1989......     6.9%        N/A      18.4%     34.4%          N/A
1990......     4.4%        N/A       5.1%      3.2%        -8.9%
1991......    18.5%        N/A      28.1%     41.5%        18.7%
1992......     9.1%       8.8%       9.7%      9.3%       -13.6%
1993......    15.0%       7.8%      10.1%     18.8%        37.3%
1994......    -6.2%      -3.6%      -2.2%      0.7%        -0.7%
1995......        [To be filed by Amendment]

           Real      Strategic
Year       Estate      Theme
------    -------     -----
1983....      N/A      N/A
1984....      N/A      N/A
1985....      N/A      N/A
1986....      N/A      N/A
1987....      N/A      N/A

           Real      Strategic
Year       Estate      Theme
------    -------     -----
1988....      N/A      N/A
1989....      N/A      N/A
1990....      N/A      N/A
1991....      N/A      N/A
1992....      N/A      N/A
1993....      N/A      N/A
1994....      N/A      N/A
1995....  [To be filed by Amendment]


  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY; FOR THIS INFORMATION SEE APPENDIX B "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES."

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.



CHARGES AND DEDUCTIONS

  Charges are deducted in connection with the Policy to compensate Phoenix Home Life for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy; (3) premium taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.

  1.  Monthly Deduction

  A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") to pay: the cost of insurance provided under the Policy, the cost of any rider benefits provided, any unpaid balance of the issue expense charge, and an administrative charge. This administrative charge is currently set at $5.00 per month but it is guaranteed not to exceed $10.00 per month. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Sub-accounts of the VUL Account and the unloaned portion of the Guaranteed Interest Account based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. In the event that the Policy's share in the value of the Sub-accounts or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the Policy's share of each of the other Sub-accounts and the unloaned portion of the Guaranteed Interest Account. The number of units deducted will be determined by dividing the portion of the monthly deduction allocated to each Sub-account or to the unloaned portion of the Guaranteed Interest Account by the unit value on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

  (a) Issue Expense Charge. A cost-based issue administration charge of $150 is assessed on a pro rata basis in equal monthly installments over a 12 month period to compensate Phoenix Home Life for underwriting and start-up expenses in connection with issuing a Policy. Phoenix Home Life may reduce or eliminate the Issue Expense Charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.


  (b) Cost of Insurance. In order to calculate the cost of insurance charge, Phoenix Home Life multiplies the applicable cost of insurance rate by the difference between the death benefit selected (death benefit Option 1 if no selection is made) and the Policy Value. Generally, cost of insurance rates are based on the sex, attained age and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly cost of insurance rates are based on Phoenix Home Life's expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioner's Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. The risk class of an Insured may affect the cost of insurance rate. Phoenix Home Life currently places Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insured as determined by medical information that Phoenix Home Life requests. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is also divided into three categories: smokers and nonsmokers and those who have never smoked. Non-smokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.


  2. Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. The assessment made for each premium paid is equal to the tax assessed by the state in which the Policyowner resides according to Phoenix Home Life's records at the time of the payment. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed by these states. The premium tax charge represents an amount Phoenix Home Life considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof, and Phoenix Home Life does not expect to derive a profit from this charge. These taxes are deducted from the Issue Premium, and from each subsequent premium payment.

  3. Mortality and Expense Risk Charge

  Phoenix Home Life will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. This charge is not deducted from the Guaranteed Interest Account.

  The mortality risk assumed by Phoenix Home Life is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, Phoenix Home Life may profit from this charge. Phoenix Home Life also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix Home Life to incur greater costs than anticipated when designing the Policies. To the extent Phoenix Home Life profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

  4. Investment Management Charge


  As compensation for their investment management services to the Fund, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series as summarized in the following tables:



   Phoenix Investment Counsel, Inc.
     --------------------------------

                Rate for First  Rate for Next   Rate for Excess Over
Series           $250,000,000    $250,000,000       $500,000,000
------           ------------    ------------       ------------
Money Market         .40%            .35%             .30%
Bond                 .50%            .45%             .40%
Balanced             .55%            .50%             .45%
Total Return         .60%            .55%             .50%
Growth               .70%            .65%             .60%
International        .75%            .70%             .65%
Strategic
Theme                .75%            .70%             .65%

     Phoenix Realty Securities, Inc.
     -------------------------------
               Rate for First     Rate for Next     Rate for Excess Over
Series         $1,000,000,000    $1,000,000,000       $2,000,000,000
------         --------------    --------------       --------------
Real Estate        .75%              .70%                  .65%


  In addition, each Series pays a portion or all of its other operating expenses other than the management fees; the Growth, Bond, Total Return, Money Market and Balanced Series will pay up to .15%; the Real Estate and Strategic Theme Series will pay up to .25%; the International Series will pay up to .40%; the Wanger U.S. Small Cap Series will pay up to .17%; and the Wanger International Small Cap Series will pay up to .27% of its total net assets.


  5. Other Charges


Surrender Charge

  For the first ten Policy Years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the Face Amount is reduced or the Policy lapses) during the first 10 Policy Years. They are deferred charges because they are not deducted from premiums. The contingent deferred issue charge is set at a level designed to recover actual costs and is not designed to result in any profit to Phoenix Home Life.

  In Policy Years one through ten the full Surrender Charge as described below will apply if the Policyowner either surrenders the Policy for its Cash Surrender Value or lets the Policy lapse. The applicable Surrender Charge in any Policy Month is the full Surrender Charge minus any surrender charges that have been previously paid. There is no Surrender Charge after the 10th Policy Year. The maximum Surrender Charge that a Policyowner could pay while he or she owns the Policy is equal to either A plus B (as defined below) or the amount shown in the table on Schedule Page 4 of the Policy, whichever is less.

  A (the contingent deferred sales charge) is equal to:

    1) 30% of all premiums paid (up to and including the amount stated on Schedule Page 4 of the Policy, which is calculated according to a formula contained in a Securities and Exchange Commission rule); plus

    2) 10% of all premiums paid in excess of this amount but not greater than twice this amount; plus

    3)  9% of all premiums paid in excess of twice this amount.

  B (the contingent deferred issue charge) is equal to:

                    $5.00 per $1,000 of initial Face Amount.

  As an example, the following illustrates the maximum Surrender Charge on a $100,000 Policy for a male age 35 who has never smoked who has paid $3,000 in premium payments, and who surrenders the Policy in the 70th Policy Month. Schedule Page 4 of the Policy would show that the maximum Surrender Charge to be paid would be equal to either A plus B (shown below) or the amount shown in the chart in the Policy (also shown below), whichever is less:

  A is equal to:

    1)  30% of all premiums paid, up to $1,058.45 (equals $317.54); plus

    2) 10% of all premiums paid in excess of $1,058.45 but not greater than $2,116.90 (equals $105.83); plus

    3)  9% of all premiums paid in excess of $2,116.90 (equals $79.48); plus

  B which is equal to $500.

  Therefore A plus B is equal to $1,002.87.

The chart that would be shown in the Policy is reproduced below:

                         MAXIMUM SURRENDER CHARGE TABLE


Policy    Surrender    Policy    Surrender   Policy    Surrender
Month     Charge       Month     Charge      Month     Charge
------    -------      ------    -------     ------    -------
1-60      $1029.22      80      $823.38      100      $531.90
  61       1018.93      81       813.09      101       516.26
  62       1008.64      82       802.80      102       500.61
  63        998.35      83       792.50      103       484.97
  64        988.06      84       782.21      104       469.33
  65        977.76      85       766.57      105       453.68
  66        967.47      86       750.92      106       438.04
  67        957.18      87       735.28      107       422.39
  68        946.89      88       719.63      108       406.75
  69        936.59      89       703.99      109       372.85
  70        926.30      90       688.35      110       338.96
  71        916.01      91       672.70      111       305.06
  72        905.72      92       657.06      112       271.17
  73        895.43      93       641.41      113       237.27
  74        885.13      94       625.77      114       203.37
  75        874.84      95       610.12      115       169.48
  76        864.55      96       594.48      116       135.58
  77        854.26      97       578.84      117       101.69
  78        843.96      98       563.19      118        67.79
  79        833.67      99       547.55      119        33.90
                                             120          .00


If the Surrender occurred in Policy Month 70, the Policyowner would pay the lesser of $1002.87 (as computed above) or $926.30 (amount in table above). This Policyowner would pay a Surrender Charge of $926.30. Phoenix Home Life may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix Home Life expected as a result of sales to a particular group or sponsored arrangement.


Partial Surrender Fee
  A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Sub-account or to the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid. That is, that the Policy's share in the value of each Sub-account or the Guaranteed Interest Account will be reduced based on the allocation made at the time of the partial surrender. If no allocation request is made, the assessment to each Sub-account and to the Guaranteed Interest Account will be made in the same manner as provided for monthly deductions.


Partial Surrender Charge
  A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro-rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Sub-accounts or the Guaranteed Interest Account in the same manner as provided for with respect to the partial surrender amount paid.

  A partial surrender charge is also deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).


Taxes
  Currently no charge is made to the VUL Account for Federal income taxes that may be attributable to the VUL Account. Phoenix Home Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account may also be made. See "Charges and Deductions -- Other Charges."


GENERAL PROVISIONS


Postponement of Payments

 General
  Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (iii) whenever an emergency exists, as determined by the Commission as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers may also be postponed under these circumstances.


Payment by Check

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


The Contract
  The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix Home Life can agree to change or waive any provisions of the Policy.


Suicide
  If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix Home Life will pay only the Policy Value adjusted by the addition of any monthly deductions and other fees and charges made under the Policy and the subtraction of any Debt owed to Phoenix Home Life under the Policy.


Incontestability
  Phoenix Home Life cannot contest this Policy or any attached rider after it has been In Force during the lifetime of the Insured for two years from the Policy Date.


Change of Owner or Beneficiary
  The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.

  As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by Written Request, satisfactory to Phoenix Home Life. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix Home Life. Phoenix Home Life will not, however, be liable for any payment made or action taken before receipt of the notice.


Assignment
  The Policy may be assigned. Phoenix Home Life will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix Home Life assumes no responsibility for determining whether an assignment is valid.


Misstatement of Age or Sex

  If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


Surplus
  Policyowners may share in divisible surplus of Phoenix Home Life to the extent determined annually by the Phoenix Home Life Board of Directors. However, it is not currently anticipated that the Board will authorize these payments since Policyowners will be participating directly in investment results.


PAYMENT OF PROCEEDS



Surrender and Death Benefit Proceeds
  Proceeds of full or partial surrenders and the death proceeds will usually be paid in one lump sum within seven days after Phoenix Home Life receives the request for surrender and due proof of death, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.


  While the Insured is living, the Policyowner may elect a payment option for payment of the death proceeds to the Beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the Beneficiary.

  A written form satisfactory to Phoenix Home Life is required to elect, change, or revoke a payment option.

  The minimum amount of surrender or death proceeds that may be applied under any income option is $1,000.

  If the Policy is assigned as collateral security, Phoenix Home Life will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


Payment Options
  All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as Phoenix Home Life may choose to make available in the future.


Option 1 -- Lump sum.

  Payment in one lump sum.


Option 2 -- Left to earn interest.
  A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3 percent per year.


Option 3 -- Payment for a specific period.
  Equal income installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3 percent per year.



Option 4 -- Life annuity with specified period certain.
  Equal installments are paid until the later of: (A) The death of the payee;
(B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) Ten years;
(B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix Home Life will deem the longer period certain as having been elected. Any life annuity provided under Option 4 is calculated using an interest rate guaranteed to be no less than 3 3/8% per year, except that any life annuity providing a period certain of 20 years or more is calculated using an interest rate guaranteed to be no less than 3 1/4% per year.


Option 5 -- Life annuity.
  Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is calculated using an interest rate guaranteed to be no less than 3 1/2% per year.



Option 6 -- Payments of a specified amount.
  Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to at least equal 3 percent per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.



Option 7 -- Joint survivorship annuity with 10-year period certain.
  The first payment will be on the date of settlement. Equal income installments are paid until the latest of: (A) The end of the 10-year period certain; (B) The death of the Insured; (C) The death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity as may be provided under this option is calculated using an interest rate guaranteed to be no less than 3 3/8% per year.


  For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS


Introduction
  The ultimate effect of Federal income taxes on values under the VUL Account and on the economic benefit to the Policyowner or Beneficiary depends on Phoenix Home Life's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix Home Life's understanding of Federal income tax laws as they are currently interpreted, Phoenix Home Life cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current Federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service. Phoenix Home Life reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.


Phoenix Home Life's Tax Status
  Phoenix Home Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For Federal income tax purposes, neither the VUL Account nor the Guaranteed Interest Account is a separate entity from Phoenix Home Life and their operations form a part of Phoenix Home Life.

  Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the Cash Value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix Home Life. Due to Phoenix Home Life's tax status under current provisions of the Code, no charge will currently be made to the VUL Account for Phoenix Home Life's Federal income taxes which may be attributable to the VUL Account.

  Phoenix Home Life will periodically review the question of a charge to the VUL Account for Phoenix Home Life's income taxes. Phoenix Home Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future. A future charge may be imposed if the Federal tax treatment of Phoenix Home Life is determined to be other than what Phoenix Home Life currently believes it to be, if changes are made affecting the tax treatment to Phoenix Home Life of variable life insurance contracts, or if changes occur in Phoenix Home Life's tax status. If imposed, such charge would be equal to the Federal income taxes attributable to the investment results of the VUL Account.


Policy Proceeds

  Death Benefit Proceeds. The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts below), should be treated as meeting the definition of life insurance for Federal income purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the

Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefit Rider may be taxable as income in the year of receipt.

  Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix Home Life intends to monitor the premiums to assure compliance with such conditions. However, in the event that the premium limitation is exceeded during the year, Phoenix Home Life may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for Federal income tax purposes.

  Full Surrender. Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for Federal income tax purposes. The full surrender of a Policy which is a "modified endowment contract" may result in the imposition of an additional 10 percent tax on any income received.

  Partial Surrender. If the Policy is a "modified endowment contract," partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10 percent tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," partial surrenders may still be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix Home Life suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting "modified endowment contracts."

  Loans. Phoenix Home Life believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. If the Policy is a "modified endowment contract," loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10 percent tax. See the discussion on "modified endowment contracts" below. If the Policy is not a "modified endowment contract," Phoenix Home Life believes that no part of any loan under a Policy will constitute income to the Policyowner.

  The deductibility by the Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. Any Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

  If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


Other Taxes
  Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. Phoenix Home Life does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


Modified Endowment Contracts


  General. Pursuant to Code Section 72(e), loans and other amounts received under "modified endowment contracts" will in general be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "7-pay test." This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first 7 years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix Home Life (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.


  Reduction in Benefits During the First 7 Years. If there is a reduction in benefits during the first 7 Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 Policy Years.

  Distributions Affected. If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test" for 7 years, distributions and loans will generally not be subject to the new tax rules.

  Penalty Tax. Any amounts taxable under the modified endowment contract rule will be subject to an additional 10 percent excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 591/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

  Material Change Rules. Any determination of whether the Policy meets the "7-pay test" will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

  A material change may occur at any time during the life of the Policy (within the first 7 years or thereafter), and future taxation of distributions or loans would turn on whether the Policy satisfied the applicable "7-pay test" from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


  Serial Purchase of Modified Endowment Contracts. All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


Limitations on Unreasonable Mortality and Expense Charges


  The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as life insurance. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the Federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix Home Life intends to comply with the limitations in calculating the premium it is permitted to receive from the Policyowner.


Qualified Plans

  A Policy may be used in conjunction with certain qualified plans. Such policies are issued using unisex cost of insurance rates. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.


Diversification Standards

  To comply with the diversification regulations under Code Section 817(h), ("Diversification Regulations") each Portfolio of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55 percent of the value of the Fund's assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Fund as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.

  The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Fund will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.

  In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix Home Life reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the VUL Account.

  Phoenix Home Life intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as variable life insurance for Federal income tax purposes.


Change of Ownership or Insured or Assignment

  Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix Home Life recommends that any person contemplating such changes, exchanges, or assignment seek the advice of a qualified tax consultant.


VOTING RIGHTS


The Fund

  Phoenix Home Life will vote the Fund shares held by the Sub- accounts of the VUL Account at any regular and special meetings of shareholders of the Fund, a Massachusetts business trust. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix Home Life determines that it is permitted to vote the Fund shares at its own discretion, it may elect to do so.

  The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Sub-account to the total number of votes attributable to the Sub-account. In determining the number of votes, fractional shares will be recognized.

  Fund shares held in a Sub-account for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by Phoenix Home Life in proportion to the voting instructions that are received with respect to all Policies participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix Home Life.

  Each Policyowner will receive proxy materials, reports, and other materials relating to the Fund.

  Phoenix Home Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios of the Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, Phoenix Home Life itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Fund if Phoenix Home Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix Home Life determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix Home Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


Phoenix Home Life

  A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Home Life Policyholders for the election of members of the Board of Directors of Phoenix Home Life and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Home Life Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies held.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX HOME LIFE

  Phoenix Home Life is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."


  The following are the Directors and Executive Officers of Phoenix Home Life:


Directors          Principal Occupation
---------          --------------------
Sal H. Alfiero     Chairman and Chief
                   Executive Officer, Mark
                   IV Industries, Inc.
                   Amherst, New York

J. Carter Bacot    Chairman and Chief
                   Executive Officer, The
                   Bank of New York
                   New York, New York

Carol H. Baldi     President, Carol H.
                   Baldi, Inc.
                   New York, New York

Peter C. Browning  Executive Vice
                   President, Sonoco
                   Products Company
                   Hartsville, South
                   Carolina


Richard N. Cooper  Chairman, National
                   Intelligence Council,
                   Central Intelligence
                   Agency McLean, Virginia


Gordon J. Davis,   Partner, LeBoeuf, Lamb,
Esq.               Greene & MacRae
                   New York, New York

Robert W.          Chairman of the Board,
Fiondella          President and Chief
                   Executive Officer,
                   Phoenix Home Life
                   Mutual Insurance Company
                   Hartford, Connecticut

Jerry J.           President, National
Jasinowski         Association of
                   Manufacturers
                   Washington, DC

Directors          Principal Occupation
---------          --------------------
John W. Johnstone  Chairman, President and
                   Chief Executive Officer,
                   Olin Corporation
                   Norwalk, Connecticut

Marilyn E.         General Partner, Lazard
LaMarche           Freres & Company
                   New York, New York

Edward P. Lyons    Former Vice-Chairman,
                   Olin Corporation
                   Norwalk, Connecticut

Philip R.          Executive Vice
McLoughlin         President and Chief
                   Investment Officer,
                   Phoenix Home Life
                   Mutual Insurance Company
                   Hartford, Connecticut

Charles J. Paydos  Executive Vice
                   President, Phoenix Home
                   Life Mutual Insurance
                   Company
                   Hartford, Connecticut

Herbert Roth, Jr.  Former Chairman, LFE
                   Corporation
                   Clinton, Massachusetts

Robert F. Vizza    President and Chief
                   Executive Officer, St.
                   Francis Hospital
                   Roslyn, New York

Wilson Wilde       Chairman, Executive
                   Committee, Hartford
                   Steam Boiler Inspection
                   and Insurance Company
                   Hartford, Connecticut

Robert G. Wilson   Former General  Partner,
                   Goldman Sachs
                   New York, New York

Executive
Officers           Principal Occupation
--------           --------------------
Robert W.          Chairman of the Board,
Fiondella          President and Chief
                   Executive Officer

Richard H. Booth   Executive Vice
                   President, Strategic
                   Development

Philip R.          Executive Vice
McLoughlin         President and Chief
                   Investment Officer

Charles J. Paydos  Executive Vice President

David W. Searfoss  Executive Vice President
                   and Chief Financial Officer

Dona D. Young      Executive Vice President,
                   Individual Insurance and
                   General Counsel

Kelly J. Carlson   Senior Vice President,
                   Career Organization

Carl T. Chadburn   Senior Vice President

Executive
Officers           Principal Occupation
--------           --------------------
Robert G. Chipkin  Senior Vice President
                   and Corporate Actuary

Randall C.         Senior Vice President,
Giangiulio         Group Sales

Joan E. Herman     Senior Vice President

Edward P.          Senior Vice President,
Hourihan           Information Systems

Joseph E.          Senior Vice President
Kelleher

Gary J.            Senior Vice President
Laughinghouse

Robert G.          Senior Vice President
Lautensack, Jr.

Scott C. Noble     Senior Vice President,
                   Real Estate

Frederick W.       Senior Vice President
Sawyer, III

Richard C. Shaw    Senior Vice President,
                   International and
                   Corporate Development

Simon Y. Tan       Senior Vice President,
                   Individual Market
                   Development

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS

  The assets of the VUL Account are held by Phoenix Home Life. The assets of the VUL Account are kept physically segregated and held separate and apart from the general account of Phoenix Home Life. Phoenix Home Life maintains records of all purchases and redemptions of shares of the Fund.


SALES OF POLICIES


  Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith") licensed to sell Phoenix Home Life insurance policies. W. S. Griffith, an indirect subsidiary of Phoenix Home Life, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies may be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell Policies under terms of agreement provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix Home Life under these Policies. Total sales commission of a maximum of 50 percent of premiums will be made by Phoenix Home Life to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix Home Life will pay the shortfall from its general account assets, which will include any profits it may derive under the Policies.

  PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so.


STATE REGULATION

  Phoenix Home Life is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix Home Life is also subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

  State regulation of Phoenix Home Life includes certain limitations on the investments which it may make, including investments for the VUL Account and the Guaranteed Interest Account. It does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS

  All Policyowners will be furnished with those reports required by the Investment Company Act of 1940 and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS


  The VUL Account is not engaged in any litigation. Phoenix Home Life is not involved in any litigation that would have a material adverse effect on the ability of Phoenix Home Life to meet its obligations under the Policies.


LEGAL MATTERS


  The organization of Phoenix Home Life, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Patricia O. McLaughlin, Counsel, Phoenix Home Life. Legal matters relating to the Federal securities and income tax laws have been passed upon for Phoenix Home Life by Jorden Burt Berenson & Johnson LLP.



REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the VUL Account, Phoenix Home Life and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


FINANCIAL STATEMENTS


  The consolidated financial statements of Phoenix Home Life as contained herein should be considered only as bearing upon Phoenix Home Life's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. No interim financial statements of Phoenix Home Life are presented in this Prospectus because no such financial statements have been prepared by Phoenix Home Life for any other purpose as of the date of this Prospectus. The financial statements of the VUL Account are for the Sub-accounts available as of the period ended December 31, 1995. No interim financial statements for the VUL Account are presented because no such statements have been prepared for any other purpose as of the date of this Prospectus.

Phoenix Home Life Mutual
Insurance Company
Consolidated Financial Statements
December 31, 1995 and 1994


[To be filed by Amendment]

Phoenix Home Life Variable
Universal Life Account
Financial Statements
December 31, 1995 and 1994


[To be filed by Amendment]

                                   APPENDIX A
                        THE GUARANTEED INTEREST ACCOUNT

Contributions to the Guaranteed Interest Account ("GIA") under the Policy and transfers to the GIA become part of the general account of Phoenix Home Life (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  The General Account is made up of all of the general assets of Phoenix Home Life other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix Home Life will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix Home Life and the contracts participating in the General Account, in accordance with the terms of such contracts.

  Investment income from the General Account allocated to Phoenix Home Life includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

  The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix Home Life. However, Phoenix Home Life guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 6%. Phoenix Home Life may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

  Bi-weekly, Phoenix Home Life will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

  Excess interest, if any, will be determined by Phoenix Home Life based on information as to expected investment yields. Some of the factors that Phoenix Home Life may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX HOME LIFE AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

  Phoenix Home Life is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix Home Life's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners.

  Excess interest, if any, will be credited on the GIA Policy Value. Phoenix Home Life guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix Home Life may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges").

IN GENERAL, ONE TRANSFER PER YEAR IS ALLOWED FROM THE GUARANTEED INTEREST ACCOUNT. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GUARANTEED INTEREST ACCOUNT AS OF THE LAST CONTRACT ANNIVERSARY. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18 MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VARIABLE PRODUCTS OPERATIONS, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B

  Illustrations of Death Benefits, Policy Values ("Account Values"), and Cash
                               Surrender Values.

  The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits will also differ, depending on your premium allocations to each Sub-account of the VUL Account, if the overall actual rates of return averaged 0% or 12%, but went above or below those figures for the individual Sub-accounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first ten years is the Surrender Charge. For each age illustrated, tables are included for death benefit Option 1 and Option 2. Tables are also included to reflect the blended cost of insurance charge applied under multiple lives Policies.

  The Death Benefit, Account Value, and Cash Surrender Value amounts reflect the following current charges:

1. Issue Charge of $150.

2. Monthly Administrative Charge of $5.00 per month ($10 per month guaranteed maximum).

3. Premium Tax Charge of 2.25% (will vary from state to state).

4. Cost of Insurance Charge. For each age, the tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions -- Cost of Insurance.")

5. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions -- Mortality and Expense Risk Charge.")

  These illustrations also assume an average investment advisory fee of .58% on an annual basis, of the average daily net asset value of each of the Series of the Fund. These illustrations also assume other ongoing average Fund expenses of
 .18%. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1994, total operating expenses for the Money Market Series, Growth Series, Bond Series, Total Return Series, Balanced Series and International Series would have been approximately 0.58%, 0.82%, 0.72%, 0.75%, 0.70% and 1.10% respectively, of the average net assets of the Series. (See "Charges and Deductions -- Investment Management Charge.")

  Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0% and 12% on the Fund's assets are equivalent to net annual investment return rates of approximately - 1.55% and 10.35%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 12% rate.

  The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions -- Other Charges -- Taxes.")

  The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

  On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY    Page 1 of 1
                Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                               FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000

  THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 1


                                                    Assuming
                            -----------------------------------------------------
                                  Current Charges              Guaranteed Charges
                            ---------------------------  ------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050        705         0    100,000      528        0    100,000
   2     1,000     2,153      1,637       724    100,000    1,190      278    100,000
   3     1,000     3,310      2,659     1,656    100,000    1,831      828    100,000
   4     1,000     4,526      3,781     2,751    100,000    2,452    1,422    100,000
   5     1,000     5,802      5,013     3,982    100,000    3,051    2,021    100,000

   5     5,000     5,802      5,013     3,982    100,000    3,051    2,021    100,000

   6     1,000     7,142      6,365     5,458    100,000    3,628    2,721    100,000
   7     1,000     8,549      7,847     7,064    100,000    4,180    3,396    100,000
   8     1,000    10,027      9,472     8,877    100,000    4,707    4,112    100,000
   9     1,000    11,578     11,255    10,847    100,000    5,207    4,800    100,000
  10     1,000    13,207     13,213    13,213    100,000    5,682    5,682    100,000

  10    10,000    13,207     13,213    13,213    100,000    5,682    5,682    100,000

  11     1,000    14,917     15,363    15,363    100,000    6,127    6,127    100,000
  12     1,000    16,713     17,721    17,721    100,000    6,542    6,542    100,000
  13     1,000    18,599     20,308    20,308    100,000    6,924    6,924    100,000
  14     1,000    20,579     23,148    23,148    100,000    7,274    7,274    100,000
  15     1,000    22,657     26,268    26,268    100,000    7,588    7,588    100,000

  15    15,000    22,657     26,268    26,268    100,000    7,588    7,588    100,000

  16     1,000    24,840     29,697    29,697    100,000    7,864    7,864    100,000
  17     1,000    27,132     33,471    33,471    100,000    8,097    8,097    100,000
  18     1,000    29,539     37,625    37,625    100,000    8,282    8,282    100,000
  19     1,000    32,066     42,202    42,202    100,000    8,413    8,413    100,000
  20     1,000    34,719     47,249    47,249    100,000    8,483    8,483    100,000

  20    20,000    34,719     47,249    47,249    100,000    8,483    8,483    100,000

@ 62    27,000    57,403    100,941   100,941    129,204    6,726    6,726    100,000
@ 65    30,000    69,761    137,663   137,663    167,950    4,163    4,163    100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY    Page 1 of 1
                Statutory Home Office: East Greenbush, New York
FEMALE 35 NEVERSMOKE                             FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000

  THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 1

                                                    Assuming
                            -----------------------------------------------------
                                  Current Charges              Guaranteed Charges
                            ---------------------------  ------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1    1,000     1,050        722          0    100,000     550        0     100,000
   2    1,000     2,153      1,670        789    100,000   1,232      350     100,000
   3    1,000     3,310      2,710      1,752    100,000   1,893      935     100,000
   4    1,000     4,526      3,851      2,893    100,000   2,533    1,576     100,000
   5    1,000     5,802      5,102      4,145    100,000   3,152    2,194     100,000

   5    5,000     5,802      5,102      4,145    100,000   3,152    2,194     100,000

   6    1,000     7,142      6,476      5,634    100,000   3,747    2,904     100,000
   7    1,000     8,549      7,987      7,259    100,000   4,317    3,589     100,000
   8    1,000    10,027      9,647      9,094    100,000   4,862    4,309     100,000
   9    1,000    11,578     11,477     11,098    100,000   5,383    5,005     100,000
  10    1,000    13,207     13,488     13,488    100,000   5,881    5,881     100,000

  10   10,000    13,207     13,488     13,488    100,000   5,881    5,881     100,000

  11    1,000    14,917     15,700     15,700    100,000   6,354    6,354     100,000
  12    1,000    16,713     18,132     18,132    100,000   6,803    6,803     100,000
  13    1,000    18,599     20,805     20,805    100,000   7,225    7,225     100,000
  14    1,000    20,579     23,747     23,747    100,000   7,621    7,621     100,000
  15    1,000    22,657     26,984     26,984    100,000   7,989    7,989     100,000

  15   15,000    22,657     26,984     26,984    100,000   7,989    7,989     100,000

  16    1,000    24,840     30,550     30,550    100,000   8,326    8,326     100,000
  17    1,000    27,132     34,482     34,482    100,000   8,632    8,632     100,000
  18    1,000    29,539     38,820     38,820    100,000   8,902    8,902     100,000
  19    1,000    32,066     43,609     43,609    100,000   9,132    9,132     100,000
  20    1,000    34,719     48,898     48,898    100,000   9,323    9,323     100,000

  20   20,000    34,719     48,898     48,898    100,000   9,323    9,323     100,000

@ 62   27,000    57,403    105,108    105,108    134,538   9,450    9,450     100,000
@ 65   30,000    69,761    143,601    143,601    175,193   8,561    8,561     100,000


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY    Page 1 of 1
                Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                               FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000

  THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 2

                                                    Assuming
                            -----------------------------------------------------
                                  Current Charges              Guaranteed Charges
                            ---------------------------  ------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050        704          0    100,704     527        0     100,527
   2     1,000     2,153      1,633        720    101,633   1,186      274     101,187
   3     1,000     3,310      2,650      1,647    102,651   1,824      821     101,825
   4     1,000     4,526      3,765      2,735    103,766   2,440    1,410     102,441
   5     1,000     5,802      4,986      3,956    104,987   3,032    2,002     103,033

   5     5,000     5,802      4,986      3,956    104,987   3,032    2,002     103,033

   6     1,000     7,142      6,323      5,417    106,324   3,601    2,694     103,601
   7     1,000     8,549      7,786      7,003    107,786   4,142    3,359     104,142
   8     1,000    10,027      9,385      8,789    109,385   4,657    4,062     104,657
   9     1,000    11,578     11,133     10,726    111,134   5,143    4,736     105,143
  10     1,000    13,207     13,047     13,047    113,047   5,600    5,600     105,601

  10    10,000    13,207     13,047     13,047    113,047   5,600    5,600     105,601

  11     1,000    14,917     15,140     15,140    115,141   6,025    6,025     106,026
  12     1,000    16,713     17,426     17,426    117,426   6,417    6,417     106,418
  13     1,000    18,599     19,920     19,920    119,920   6,774    6,774     106,775
  14     1,000    20,579     22,643     22,643    122,644   7,095    7,095     107,095
  15     1,000    22,657     25,615     25,615    125,616   7,376    7,376     107,376

  15    15,000    22,657     25,615     25,615    125,616   7,376    7,376     107,376

  16     1,000    24,840     28,859     28,859    128,860   7,615    7,615     107,616
  17     1,000    27,132     32,402     32,402    132,403   7,807    7,807     107,808
  18     1,000    29,539     36,270     36,270    136,270   7,946    7,946     107,946
  19     1,000    32,066     40,491     40,491    140,491   8,026    8,026     108,026
  20     1,000    34,719     45,094     45,094    145,094   8,039    8,039     108,039

  20    20,000    34,719     45,094     45,094    145,094   8,039    8,039     108,039

@ 62    27,000    57,403     91,373     91,373    191,373   5,734    5,734     105,734
@ 65    30,000    69,761    121,627    121,627    221,627   2,913    2,913     102,913

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                 PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY    Page 1 of 1
                Statutory Home Office: East Greenbush, New York
MALE 35 NEVERSMOKE                               FACE AMOUNT: $100,000
                                                 INITIAL ANNUAL PREMIUM: $1,000

  THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    OPTION 2

                                                    Assuming
                            -----------------------------------------------------
                                  Current Charges              Guaranteed Charges
                            ---------------------------  ------------------------
        Assumed                        Cash                          Cash
        Annual    Premium   Account    Surrender  Death     Account  Surrender Death
        Premium   Accum.    Value      Value      Benefit   Value    Value     Benefit
Year    Payments  @ 5%      @ 12.00%   @ 12.00%   @ 12.00%  @ 0.0%   @ 0.0%    @ 0.0%
------  ------   ------    -------    -------    ------    -------  ------    -------
   1     1,000     1,050       720          0    100,721     549        0     100,549
   2     1,000     2,153     1,666        785    101,667   1,228      347     101,229
   3     1,000     3,310     2,702      1,744    102,702   1,886      929     101,887
   4     1,000     4,526     3,836      2,878    103,836   2,522    1,565     102,523
   5     1,000     5,802     5,078      4,120    105,078   3,134    2,177     103,135

   5     5,000     5,802     5,078      4,120    105,078   3,134    2,177     103,135

   6     1,000     7,142     6,438      5,595    106,438   3,722    2,879     103,722
   7     1,000     8,549     7,930      7,202    107,930   4,282    3,554     104,282
   8     1,000    10,027     9,566      9,013    109,567   4,815    4,262     104,816
   9     1,000    11,578    11,365     10,987    111,365   5,323    4,944     105,323
  10     1,000    13,207    13,337     13,337    113,338   5,804    5,804     105,805

  10    10,000    13,207    13,337     13,337    113,338   5,804    5,804     105,805

  11     1,000    14,917    15,499     15,499    115,499   6,259    6,259     106,259
  12     1,000    16,713    17,867     17,867    117,867   6,687    6,687     106,687
  13     1,000    18,599    20,460     20,460    120,461   7,086    7,086     107,086
  14     1,000    20,579    23,301     23,301    123,301   7,455    7,455     107,455
  15     1,000    22,657    26,413     26,413    126,413   7,794    7,794     107,794

  15    15,000    22,657    26,413     26,413    126,413   7,794    7,794     107,794

  16     1,000    24,840    29,823     29,823    129,823   8,098    8,098     108,098
  17     1,000    27,132    33,563     33,563    133,564   8,367    8,367     108,367
  18     1,000    29,539    37,668     37,668    137,668   8,597    8,597     108,597
  19     1,000    32,066    42,172     42,172    142,172   8,782    8,782     108,783
  20     1,000    34,719    47,114     47,114    147,115   8,923    8,923     108,924

  20    20,000    34,719    47,114     47,114    147,115   8,923    8,923     108,924

@ 62    27,000    57,403    97,846     97,846    197,846   8,585    8,585     108,586
@ 65    30,000    69,761   131,661    131,661    231,662   7,426    7,426     107,427


Based on 0% interest rate and guaranteed charges, the policy will lapse in year 37.

Death Benefit, Account Value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.56% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 0.76% applicable to the investment sub-accounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment sub-accounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% is also available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.
                              RULE 484 UNDERTAKING

  Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

  Article VI Section 6.1 of the By-Laws of Phoenix Home Life provides that: "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATIONS, DESCRIPTION AND UNDERTAKINGS PURSUANT TO PARAGRAPH
  (b)(13)(iii)(F) OF RULE 6e-3(T) UNDER THE INVESTMENT COMPANY ACT OF 1940.

  Registrant makes the following representations:
  (1) Section 6e-3(T)(b)(13)(iii)(F) is being relied upon.

  (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible or scheduled contracts.

  (3) Phoenix Home Life Mutual Insurance Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of Phoenix Home Life Variable Universal Life Account (the "VUL Account") will benefit the VUL Account and Policyowners.

  (4) The VUL Account will invest only in management companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under the Rule 12b-1 to finance distribution expenses.

  The methodology used to support the representation made in paragraph (2) above is based on an analysis of selected variable life insurance policies declared effective by the Commission which contain similar guarantees and are sold in similar markets. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above and a memorandum setting forth the basis for the representation in paragraph (3) above.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-23251, comprises the following papers and documents:


  The facing sheet.

  The cross-reference sheet to Form N-8B-2.

  The Prospectus describing Phoenix Home LIfe Policy Form 2667 and riders thereto ("Flex Edge"), consisting of 36 pages.

  The Prospectus describing Phoenix Home LIfe Policy Forms V601 and V603 and riders thereto ("Joint Edge" and "Flex Edge Success," respectively), consisting of 39 pages.

  The undertaking to file reports.

  The Rule 484 undertaking.

  Representations, Description and Undertakings Pursuant to Paragraph
  (b)(13)(iii)(F) of Rule 6e-3(T) under the Investment Company Act of 1940.

  The signature page.

  The powers of attorney.

  Written consents of the following persons (to be provided by amendment):

    (a) Richard J. Wirth, Esq.
    (b) Jorden Burt Berenson & Johnson, LLP
    (c) Price Waterhouse, LLP
    (d) M. Spencer Hamilton, F.S.A.

The following exhibits:
1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

   A. (1) Resolution of the Board of Directors of Depositor establishing the VUL Account.***

      (2)  Not Applicable.
      (3)  Distribution of Policies:
           (a) Form of Underwriting Agreement between Depositor and Phoenix Equity Planning Corporation.*
           (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies.*
           (c)  Not Applicable.
      (4)  Not Applicable.
      (5)  Specimen Policies with optional riders
           (a) Flexible Premium Variable Universal Life Insurance Policy Form Number 2667 of Depositor, together with Amendment Permitting Face Amount Increases VR01, Death Benefit Protection Rider VR02, Variable Life Policy Exchange Option Rider VR08, Death Benefit Option - Policy Amendment VR23, Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Death Benefit Options - Policy Amendment VR149, Additional Purchase Option Rider VR150, and Accelerated Living Benefit Rider VR162. ("Flex Edge")
           (b) Flexible Premium Joint Variable Universal Life Policy Form Number V601 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Survivor Insurance Purchase Option Rider VR03, Variable Joint Life Policy Exchange Option Rider VR04, Disability Benefit to Age 65 Rider VR05 and Term Insurance Rider VR06. ("Joint Edge")
           (c) Flexible Premium Variable Universal Life Insurance Policy Form Number V603 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Purchase Protector Rider VR150, Living Benefit Rider VR162, Whole Life Exchange Option Rider VR08, Cash Value Accumulation Test Rider VR11 and Death Benefit Protection Rider VR24. ("Flex Edge Success")

      (6)  (a) Charter of Phoenix Home Life.
           (b) By-Laws of Phoenix Home Life.
      (7)  Not Applicable.
      (8)  Not Applicable.
      (9)  Not Applicable
      (10) Forms of application for each of Flex Edge, Joint Edge and Flex
           Edge Success. [To be filed by Amendment]
      (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies.**
2.  See Exhibit 1.A(5).
3. Opinion of Richard J. Wirth, Esq., Counsel of Depositor as to the legality of the securities being registered. (See number 9 below).
4.  Opinion of M. Spencer Hamilton, Actuary, as to Illustrations. (See number
    10 below).
5. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.
6.  Not Applicable.
7.  Consent of Jorden Burt Berenson & Johnson, LLP. [To be filed by Amendment]
8.  Consent of Price Waterhouse, LLP. [To be filed by Amendment]
9.  Consent of Richard J. Wirth, Esq. [To be filed by Amendment]
10. Consent of M. Spencer Hamilton, F.S.A. [To be filed by Amendment]
-----------------

* This exhibit was previously filed as an exhibit to Post-Effective Amendment No. 2 to the registration statement filed May 1, 1990, and is incorporated by reference from such Post-Effective Amendment.

** This exhibit was previously  filed as an exhibit to Pre-Effective Amendment
   No. 1 to the registration statement, filed October 21, 1988, and is incorporated by reference from such Pre-Effective Amendment.

***This exhibit was previously filed as an exhibit to this registration statement filed July 21, 1988, and is incorporated by reference from such registration statement.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account has duly caused this Post-effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 13th day of February, 1996.


                               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                               -------------------------------------------------
                                                 (Registrant)



                                By: PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                      -----------------------------------------
                                                  (Depositor)



                                By:   /s/ Dona D. Young
                                      -----------------------------------------
                                   Dona D. Young, Executive Vice President,
                                        Individual and General Counsel


ATTEST:     /s/ Keith D. Robbins
       ------------------------------
       Keith D. Robbins, Assistant Secretary



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            Signature             Title                       Date
            ---------             -----                     --------

                                  Director                  February 13, 1996
------------------------------
         *Sal H. Alfiero

                                  Director                  February 13, 1996
------------------------------
         *J. Carter Bacot

                                  Director                  February 13, 1996
------------------------------
         *Carol H. Baldi

                                  Director                  February 13, 1996
------------------------------
        *Peter C. Browning

                                  Director                  February 13, 1996
------------------------------
        *Richard N. Cooper

                                  Director                  February 13, 1996
------------------------------
         *Gordon J. Davis

                                  Chairman of the Board,
                                  President and Chief       February 13, 1996
------------------------------
       *Robert W. Fiondella       Chief Executive Officer
                                  (Principal Executive
                                  Officer)

                                  Director                  February 13, 1996
------------------------------
       *John W. Johnstone

                                  Director                  February 13, 1996
------------------------------
       *Marilyn E. LaMarche

                                  Director                  February 13, 1996
------------------------------
         *Edward P. Lyons

                                  Director                  February 13, 1996
------------------------------
      *Philip R. McLoughlin

                                  Director                  February 13, 1996
------------------------------
        *Charles J. Paydos

                                     S-1(c)

            Signature             Title                       Date
            ---------             -----                     --------

                                  Director                  February 13, 1996
------------------------------
        *Herbert Roth, Jr.

                                  Director                  February 13, 1996
------------------------------
         *Robert F. Vizza

                                  Director                  February 13, 1996
------------------------------
          *Wilson Wilde

                                  Director                  February 13, 1996
------------------------------
        *Robert G. Wilson

                                  Executive Vice President  February 13, 1996
------------------------------
        *David W. Searfoss        and Chief Financial
                                  Officer (Principal
                                  Financial & Accounting
                                  Officer)


By:        /s/ Dona D. Young
   --------------------------------

 * Dona D. Young as Attorney in Fact Pursuant to Powers of Attorney, copies of which were filed previously with this Registration Statement.



                                   S-2(c)